EXECUTION VERSION AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT UNITED STATES DISTRICT COURT EASTERN DISTRICT OF VIRGINIA (Richmond Division) IN RE ALTRIA GROUP, INC. DERIVATIVE LITIGATION Lead Case No. 3:20-cv-00772 (DJN) AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT This Amended Stipulation and Agreement of Settlement (the “Stipulation”)1 is made and entered into by and among the following, each by and through his, her, or its respective counsel: (1) Eric Gilbert (“Gilbert”); (2) Thomas Sandys (“Sandys”); (3) David Hamilton (“Hamilton”); (4) Maria Cecilia Lorca (“Lorca”) (collectively with Gilbert, Sandys, and Hamilton, the “Federal Plaintiffs”); (5) Lawrence B. and Minda W. Cohen (the “Cohens”); (6) Edward Ashi Braunstein (“Braunstein”); (7) Eugene Lopez (“Lopez”); (8) Jerry E. Dalton (“Dalton”); (9) Portia McCollum (“McCollum”); and (10) Richard Merritts (“Merritts”) (collectively with the Cohens, Braunstein, Lopez, Dalton, and McCollum, the “State Plaintiffs” and, collectively with the Federal Plaintiffs, the “Plaintiffs”); (11) Altria Group, Inc. (“Altria” or the “Company”) and all current and former Altria officers, directors, and employees named in any of the Actions, including Dinyar S. Devitre (“Devitre”); Debra J. Kelly-Ennis (“Kelly-Ennis”); W. Leo Kiely III (“Kiely”); Kathryn B. McQuade (“McQuade”); George Muñoz (“Muñoz”); John T. Casteen III (“Casteen”); Mark E. Newman (“Newman”); Nabil Y. Sakkab (“Sakkab”); Virginia E. Shanks (“Shanks”); Ellen R. Strahlman (“Strahlman”); the estate of Thomas F. Farrell II (“Farrell”); William F. Gifford, Jr. (“Gifford”); Howard A. Willard III (“Willard”); Kevin C. Crosthwaite, Jr. (“Crosthwaite”); W. Hildebrandt Surgner, Jr. (“Surgner”); Jody L. Begley (“Begley”); and Ivan S. Feldman (“Feldman”) (collectively, the “Altria Defendants”); and (12) Juul Labs, Inc. (“JLI”), and all 1 All capitalized terms shall have the meanings set forth herein. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 2 of 105 PageID# 1528 Exhibit 99.1

2 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT current and former JLI officers, directors, employees, and investors named in any of the Actions, including: Adam Bowen (“Bowen”); James Monsees (“Monsees”); Kevin Burns (“Burns”); Riaz Valani (“Valani”); Nicholas J. Pritzker (“Pritzker”); and Hoyoung Huh (the “JLI Defendants,” and together with the Altria Defendants, the “Defendants”). Devitre, Kelly-Ennis, Kiely, McQuade, Muñoz, Casteen, Newman, Sakkab, Shanks, Strahlman, Farrell, Gifford, Willard, Crosthwaite, Surgner, Begley, Feldman, Bowen, Monsees, Burns, Valani, Pritzker, and Huh are collectively referred to herein as the “Individual Defendants.” Plaintiffs and Defendants are collectively referred to herein as the “Parties.” This Stipulation is intended by the Parties to fully, finally, and forever compromise, resolve, discharge, release, and settle the Released Claims, and dismiss the Litigations with prejudice, upon the terms and subject to the conditions set forth herein. I. DEFINITIONS As used in this Stipulation, in addition to the capitalized terms defined elsewhere herein, the following terms have the meanings specified below: (a) “Actions” refer collectively to the pending and threatened books-and-records demands, derivative actions and claims, and litigation demands on Altria’s Board of Directors (the “Board”) arising out of or related to the Altria investment in JLI. (b) “Altria Commitments” shall consist of the Policy Commitments, the Funding Commitment, the Measurables, the Independent Monitor, the Corporate Governance Commitments, and JLI/Altria Meetings as defined in Exhibit A, and will be implemented and maintained as provided therein. (c) “Altria Releasees” means (i) the Altria Defendants’ and the Altria Defendants’ counsel; (ii) the past, present, or future parents (including general or limited partners), affiliates, subsidiaries, successors, predecessors, assigns, and assignees of each of the Altria Defendants and Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 3 of 105 PageID# 1529

3 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT Altria Defendants’ counsel; and (iii) all of the past, present, or future agents, controlling persons, principals, members, managers, managing members, direct or indirect equity holders, employees, officers, directors, trustees, predecessors, successors, attorneys, heirs, insurers, reinsurers, co- insurers, underwriters, accountants, auditors, consultants, other representatives, servants, respective past or present family members, spouses, agents, fiduciaries, corporations, bankers, estates, and advisors of each person and/or entity listed in (i) and (ii), in their capacities as such, and each of their past, present, or future officers, directors, employees, parents, affiliates, subsidiaries, successors, predecessors, assigns, and assignees, in their capacities as such. (d) “Commitment Period” is defined in Paragraph 1.1. (e) “Court” means the United States District Court for the Eastern District of Virginia. (f) “Current Altria Shareholders” means any Person who owned Altria common stock as of the date of the execution of this Stipulation and who continues to hold such Altria common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of Altria, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which the Individual Defendants have or had a controlling interest. (g) “Demands” refers collectively to the shareholder litigation and books-and-records demands (including any supplements thereto) made by: the Cohens, Braunstein, Lorca, Sandys, Gilbert, Merritts, Hamilton, John Pietrobon, Linwood W. Jones, Margaret A. Randolph, the Margaret A. Randolph Revocable Trust U/A 03/06/97, James Rizzolo, McCollum, Jonathan Raul, and Dalton. (h) “Effective Date” means the date by which all of the events and conditions specified in Paragraph 6.1 herein have been met and have occurred. (i) “Federal Action” means the action captioned In re Altria Group, Inc. Deriv. Litig., Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 4 of 105 PageID# 1530

4 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT Lead Case No. 3:20-cv-00772 (DJN). (j) “Federal Co-Lead Counsel” means Shuman, Glenn & Stecker and Scott+Scott Attorneys at Law LLP. (k) “Fee and Expense Award” has the meaning ascribed to it in Paragraph 4 below. (l) “Final” means the time when a Judgment that has not been reversed, vacated, or modified in any way is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process (including potential writ proceedings) or because of passage of time for seeking appellate or writ review without action. More specifically, it is that situation when (i) no appeal or petition for review by writ has been filed and the time has passed for any notice of appeal or writ petition to be timely filed from the Judgment; or (ii) if an appeal has been filed, the court of appeal has either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (iii) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment or affirmed the court of appeal’s decision affirming the Judgment or dismissing the appeal or writ proceeding, and the time for any reconsideration or further appellate review has passed. For purposes of this paragraph, an “appeal” shall not include any appeal challenging the award of any Fee and Expense Award or Service Awards. Any proceeding or order, or any appeal or complaint for a writ of certiorari pertaining solely to any Fee and Expense Award or Service Awards, shall not in any way delay or preclude the Judgment from becoming Final. Any reference to the “Finality” of the Settlement shall incorporate the definition of Final in this paragraph. (m) “Funding Commitment Period” is defined in in Paragraph 1.1. (n) “JLI Commitments” shall consist of the JLI/Altria Meetings, as defined in Exhibit A, and will be implemented and maintained as provided therein. (o) “JLI Releasees” means (i) JLI Defendants and JLI Defendants’ counsel; (ii) the Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 5 of 105 PageID# 1531

5 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT current and former parents (including general or limited partners), affiliates, subsidiaries, successors, predecessors, assigns, and assignees of each of the JLI Defendants and JLI Defendants’ counsel; and (iii) all of the former or current agents, controlling persons, principals, members, managers, managing members, direct or indirect equity holders, employees, officers, directors, trustees, predecessors, successors, attorneys, heirs, insurers, reinsurers, coinsurers, underwriters, accountants, auditors, consultants, other representatives, servants, respective past or present family members, spouses, agents, fiduciaries, corporations, bankers, estates, and advisors of each person and/or entity listed in (i) and (ii), in their capacities as such, and each of their current and former officers, directors, employees, parents, affiliates, subsidiaries, successors, predecessors, assigns, and assignees, in their capacities as such. (p) “Judgment” means the final order and judgment to be rendered by the Court, in all material respects substantially in the form attached hereto as Exhibit E. (q) “Litigations” refers collectively to the Federal Action and State Actions. (r) “Notice” means the Notice of Pendency and Proposed Settlement of Derivative Actions, substantially in the form of Exhibit C attached hereto. (s) “Person” or “Persons” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, or any business or legal entity, and each of their spouses, heirs, predecessors, successors, representatives, or assignees. (t) “Plaintiffs’ Counsel” refers collectively to Shuman, Glenn & Stecker; Scott+Scott Attorneys at Law LLP; Shapiro Haber & Urmy LLP; Schubert Jonckheer & Kolbe LLP; Robbins LLP; Hynes & Hernandez, LLC; Sands Anderson PC; Lifshitz Law Firm, P.C.; Spiro & Browne PLC; Gainey McKenna & Egleston; Williams & Skilling PC; Kahn Swick & Foti, LLC; The Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 6 of 105 PageID# 1532

6 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT Krudys Law Firm, PLC; Moore Kuehn, PLLC; Durrette, Arkema, Gerson & Gill PC; Federman & Sherwood; Consumer Litigation Associates, P.C.; and any other law firm that appeared for or represents any of the Plaintiffs in the Actions. (u) “Preliminary Approval Order” means the order to be entered by the Court, substantially in the form of Exhibit B attached hereto, including, among other things, preliminarily approving the terms and conditions of the Settlement as set forth in this Stipulation, directing that Notice be provided to Current Altria Shareholders, and scheduling a Settlement Hearing to consider whether the Settlement and the Fee and Expense Award should be finally approved and whether the Judgment should be entered. (v) “Released Claims” means, collectively, the Released Defendants’ Claims, the Released Plaintiffs’ Altria Claims and the Released Plaintiffs’ JLI Claims. (w) “Released Defendants” means (i) Defendants and Defendants’ counsel; (ii) the current and former parents (including general or limited partners), affiliates, subsidiaries, successors, predecessors, assigns, and assignees of each of the Defendants and Defendants’ counsel; and (iii) all of the former or current agents, controlling persons, principals, members, managers, managing members, direct or indirect equity holders, employees, officers, directors, trustees, predecessors, successors, attorneys, heirs, insurers, reinsurers, co-insurers, underwriters, accountants, auditors, consultants, other representatives, servants, respective past or present family members, spouses, agents, fiduciaries, corporations, bankers, estates, and advisors of each person and/or entity listed in (i) and (ii), in their capacities as such, and each of their current and former officers, directors, employees, parents, affiliates, subsidiaries, successors, predecessors, assigns, and assignees, in their capacities as such. (x) “Released Defendants’ Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 7 of 105 PageID# 1533

7 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, judgments, defenses, counterclaims, offsets, decrees, matters, issues, and controversies of any kind, nature, or description whatsoever, whether known or unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims, which were or which could have been asserted by any of the Defendants in any court, tribunal, forum, or proceeding, whether based on state, local, foreign, federal, statutory, regulatory, common, or other law or rule, and which are based upon, arise out of, relate in any way to, or involve, directly or indirectly, the commencement, prosecution, defense, mediation, or settlement of the Actions, including, but not limited to, discovery produced in the Actions. For the avoidance of doubt, the Released Defendants’ Claims shall not include any claims to enforce this Settlement, Final Order and Judgment, or any other document memorializing the Settlement of the Actions and shall not include claims, if any, that any Party may have against its insurer with respect to any payment obligations under this Settlement. (y) “Released Persons” means, collectively, the Released Defendants and the Released Plaintiffs. “Released Person” means, individually, any of the Released Persons. (z) “Released Plaintiffs” means Plaintiffs, Plaintiffs’ Counsel, Altria shareholder(s), and any and all of their former or current agents, parents, controlling persons, general or limited partners, members, managers, managing members, direct or indirect equity holders, subsidiaries, affiliates, employees, officers, directors, predecessors, successors, attorneys, heirs, assigns, insurers, reinsurers, consultants, other representatives, servants, respective past or present family members, spouses, agents, fiduciaries, partners, corporations, direct or indirect affiliates, bankers, estates, and advisors, in their capacities as such. Notwithstanding anything to the contrary herein, none of Altria or any of Altria’s controlled affiliates shall be Released Plaintiffs. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 8 of 105 PageID# 1534

8 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT (aa) “Released Plaintiffs’ Altria Claims” means any and all claims, rights, demands, obligations, controversies, debts, disputes, damages, losses, actions, causes of action, issues, liabilities, and charges of any kind or nature whatsoever, whether in law or equity, including both known claims and Unknown Claims, suspected or unsuspected, accrued or unaccrued, fixed or contingent, liquidated or unliquidated, matured or unmatured, foreseen or unforeseen, whether arising under federal or state statutory or common law, or any other law, rule, or regulation, whether foreign or domestic, against the Altria Releasees, that (i) were asserted in any of the complaints filed in the Actions or in any Demands, or (ii) could have been asserted by Altria directly, by Plaintiffs directly, or by Plaintiffs or any other Altria shareholder derivatively on behalf of Altria in any court, tribunal, forum, or proceeding, arising out of, relating to, based upon, or involving, directly or indirectly, any of the facts, allegations, practices, events, claims, disclosures, non-disclosures, occurrences, representations, statements, matters, transactions, conduct, actions, failures to act, omissions, or circumstances that were alleged or referred to in any of the complaints filed in the Actions or in any Demands, including, without limitation, any such claims based in whole or in part on any allegations relating to Altria’s investment in JLI or made in any of the following actions or proceedings: (1) Klein, et al. v. Altria Group, Inc., et al., Case No. 3:20-cv-00075-DJN (E.D. Va.), (2) In the Matter of Altria Group, Inc., Docket No. 9393 (F.T.C.), (3) In re: Juul Labs, Inc., Marketing, Sales Practice, and Products Liability Litigation, Case No. 3:19-md-02913-WHO (N.D. Cal.), or (4) any government investigations, actions, or proceedings referenced in the Actions. (bb) “Released Plaintiffs’ JLI Claims” means any and all claims or demands, whether in law or equity, and whether arising under federal or state statutory or common law, or any other law, rule, or regulation, whether foreign or domestic, against the JLI Releasees, that (i) were asserted on behalf of Altria in any of the complaints filed in the Actions or in any Demands (except Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 9 of 105 PageID# 1535

9 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT claims for contribution or indemnification as provided herein) or (ii) are for aiding, abetting, or otherwise facilitating the alleged breaches of fiduciary duty by the Altria Releasees set forth in any of the complaints filed in the Actions or any Demands. (cc) “Service Awards” shall have the meaning ascribed to it in Paragraph 4.4 below. (dd) “Settlement” means the settlement documented in this Stipulation and its Exhibits. (ee) “Settlement Consideration” means the consideration provided to Altria through the Settlement as set forth in Paragraphs 1.1 through 1.8 below and the attached Exhibits. (ff) “Settlement Hearing” means a hearing to be held by the Court upon duly given notice to review this Stipulation and determine whether the Settlement should be finally approved, whether the Fee and Expense Award and Service Awards should be finally approved, and whether the Judgment should be entered. (gg) “Shareholder Releasors” is defined in Paragraph 5.1 below. (hh) “State Actions” collectively means the actions captioned In re Altria Group, Inc. Derivative Litigation, Case No. CL20-7051 (the “Consolidated State Action”), Cohen v. Willard, Case No. CL20-7051, Braunstein v. Gifford, Case No. CL21-3490, Lopez v. Casteen, Case No. CL21-4137, Dalton v. Surgner, Case No. CL21-5548, and McCollum v. Gifford, Case No. CL21- 5732, pending in the Virginia Circuit Court of Henrico County; and Merritts v. Casteen, et al., Case No. CL21-1093, pending in the Virginia Circuit Court of Albemarle County. (ii) “State Co-Lead Counsel” means Hynes & Hernandez, LLC, Lifshitz Law Firm, P.C. and Gainey McKenna & Egleston. (jj) “Summary Notice” means the Summary Notice of Pendency and Proposed Settlement of Derivative Actions, substantially in the form of Exhibit D attached hereto. (kk) “Unknown Claims” means any and all Released Claims that any of the Parties or any Altria shareholder does not know or suspect to exist in his, her, or its favor at the time of the Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 10 of 105 PageID# 1536

10 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT release of such claims, including claims which, if known by him, her, or it, might have affected his, her, or its decision to settle or the terms of his, her, or its settlement with and releases provided to the other Parties, or might have affected his, her, or its decision not to object to this Settlement. With respect to any and all Released Plaintiffs’ Altria Claims, the Parties stipulate and agree that, upon the Effective Date, the Parties shall expressly waive, and, with respect to Released Plaintiffs’ Altria Claims that could have been asserted derivatively by an Altria shareholder, all other Altria shareholders by operation of the Court’s judgment shall have expressly waived, the provisions, rights, and benefits of California Civil Code § 1542, or any other law of the United States or any state or territory of the United States, or principle of common law that is similar, comparable, or equivalent to Section 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. The Parties and each Altria shareholder may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Plaintiffs’ Altria Claims, known or Unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, but the Parties and each Altria shareholder shall expressly, fully, finally and forever settle and release, and upon the Effective Date and by operation of the Judgment shall have settled and released, fully, finally, and forever, any and all Released Claims as applicable without regard to the subsequent discovery or existence of such different or additional facts. The Parties acknowledge, and the Altria shareholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 11 of 105 PageID# 1537

11 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT key element of the Settlement of which this release is a part. II. PROCEDURAL BACKGROUND A. The Federal Action Between November 2019 and July 2020, Federal Plaintiffs made pre-suit demands on Altria’s Board as mandated by Virginia law. Altria’s Board responded, among other things, that it was familiar with the history and current status of Altria’s investment in JLI, that it was actively engaged in monitoring and overseeing that investment, and that it believed that it was in the best interests of Altria to defend itself in the JLI-related securities and other litigations, which were at a very preliminary stage. Federal Plaintiffs each waited the statutory ninety (90) days from the date of their respective demands, and subsequently filed plenary shareholder derivative actions asserting claims for relief on behalf of Altria under Virginia law. In April 2021, Federal Plaintiffs’ derivative actions were consolidated before the Court. On May 13, 2021, the Court appointed Gilbert and Sandys as Co-Lead Plaintiffs and Shuman, Glenn & Stecker and Scott+Scott Attorneys at Law LLP as Co-Lead Federal Plaintiffs’ Counsel. Federal Plaintiffs filed their consolidated complaint on July 16, 2021. In April 2021, Federal Plaintiffs negotiated with Defendants for the production of all documents that were produced by Defendants in the related class action litigation: Klein, et al. v. Altria Group, Inc., et al., Case No. 3:20-cv-00075-DJN (E.D. Va.), and for all deposition transcripts from fact witnesses in that action. On June 28, 2021, the Court ordered said production. That production, which started in July 2021, occurred on a rolling basis, and resulted in the production of over 35 million pages of documents. B. The State Actions Between October 2019 and May 2021, State Plaintiffs Cohens, Braunstein, Dalton, McCollum and Merritts made pre-suit demands on Altria’s Board as mandated by Virginia law. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 12 of 105 PageID# 1538

12 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT Altria’s Board responded, among other things, that it was familiar with the history and current status of Altria’s investment in JUUL, that it was actively engaged in monitoring and overseeing that investment, and that it believed that it was in the best interests of Altria to defend itself in the JLI-related securities and other litigations, which were at a very preliminary stage. State Plaintiffs Cohens, Braunstein, Dalton, McCollum and Merritts each waited the statutory ninety (90) days from the date of their respective pre-suit demands, and filed plenary shareholder derivative actions asserting claims for relief on behalf of Altria under Virginia law. On July 20, 2021, the Virginia Circuit Court of Henrico County entered an order consolidating the actions filed by Plaintiffs Cohens, Braunstein, and Lopez into the Consolidated State Action and appointing Hynes & Hernandez, LLC, Lifshitz Law Firm, P.C. and Gainey McKenna & Egleston as State Co-Lead Counsel. On August 2, 2021, Plaintiffs Cohens, Braunstein, and Lopez filed their consolidated complaint in the Consolidated State Action. State Plaintiffs Lopez and Dalton sought and obtained from Altria non-public Board and Audit Committee meeting minutes relating to the wrongdoing alleged in the Actions pursuant to their inspection demands under Virginia law, and State Plaintiffs Cohens, Braunstein, Lopez, and Dalton propounded a number of public records requests upon federal and state agencies related to their investigations and/or dealings with Altria and/or JLI, receiving and reviewing productions from ten separate agencies, including the United States Food and Drug Administration. In addition, State Plaintiffs Cohens, Braunstein, Lopez, and Dalton began receiving discovery materials from Klein, et al. v. Altria Group, Inc., et al., Case No. 3:20-cv-00075-DJN (E.D. Va.) in August 2021. C. The Extensive Settlement Negotiations Plaintiffs’ Counsel and counsel for Defendants participated in their first formal mediation on September 13, 2021. The mediation was supervised by the Hon. Layn R. Phillips (Ret.) and Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 13 of 105 PageID# 1539

13 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT Ms. Niki Mendoza, Esq. of Phillips ADR (the “Mediators”), each of whom are nationally recognized neutrals with extensive experience mediating complex derivative actions. Before the mediation, the Parties prepared and submitted detailed mediation statements, and also provided a framework to guide further settlement discussions based on their assessment of damages and corporate governance and oversight practices they contend contributed to Altria’s alleged damages. The September 13, 2021 mediation ended without a settlement. After the formal mediation, certain Plaintiffs continued to review and evaluate the substantial volume of documents and deposition discovery provided by Defendants. Certain Plaintiffs reviewed tens of thousands of internal documents produced by Defendants, encompassing millions of pages. These documents included, among other things, (1) minutes, agendas, board packages, communications, and other materials relating to regularly conducted and special meetings of the Board and committees; (2) internal officer- and employee-level communications, reports, and other materials regarding, among many other things, due diligence between Altria and JLI, youth tobacco prevention, communications with regulators, and write-downs of Altria’s investment in JLI; and (3) deposition transcripts of Altria and JLI directors, officers, employees, and investors taken in related litigation and inquiries. While no final resolution was reached at the September 13, 2021 mediation, significant progress was made and the Parties continued their dialogue with the ongoing assistance of the Mediators. On December 3, 2021, a subsequent formal mediation took place. In advance of that mediation, Plaintiffs submitted updated and revised proposed settlement terms. Those terms were based on certain Plaintiffs’ continued review of the voluminous documents produced by Defendants, as well as the numerous communications directly between Plaintiffs and Defendants prior to the December 3, 2021 mediation, often with participation of the Mediators. At the Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 14 of 105 PageID# 1540

14 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT December 3, 2021 mediation, the Parties continued to work through the substantial strengths and weaknesses of the Actions. The Parties discussed these issues at length and responded to probing questions posed by the Mediators. The Parties discussed Plaintiffs’ proposed remedial framework, as well as specific elements of Plaintiffs’ formal settlement demands. The second formal mediation ended without an agreement, but substantial progress was made toward clarifying the risks and rewards of litigation and the contours of a remedial framework that might yield a settlement agreement. Following the second mediation session, the Parties engaged in months of verbal and written exchanges of information, discussion, proposals, and counterproposals under the aegis of the Mediators. At the same time, certain Plaintiffs continued their review of documents produced by Defendants, began further analysis of documents, and organized the documents in the event settlement negotiations ended unsuccessfully and formal discovery commenced. On March 2, 2022, the Parties participated in an informal mediation conference call with the Mediators. The purpose of this call was to further discuss the prospects of settlement, obtain a better understanding of where the Parties stood, communicate what additional information Plaintiffs required, and see whether continued negotiations were worthwhile as the Parties were still far apart on the terms of settlement. That call was productive and the Parties continued to engage. Throughout this time period, the Parties, with the aid of the Mediators, continued to make progress. Eventually, material progress towards a settlement was made. This included the additional exchange of proposals and counter proposals, numerous direct communications with Defendants, and participation with the Mediators. Considering this progress, the Parties agreed to conduct a third mediation in hopes that the remaining issues could be bridged. On May 6, 2022, a third mediation took place, resulting in an initial settlement. Over the next month, the Parties Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 15 of 105 PageID# 1541

15 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT negotiated a comprehensive Memorandum of Understanding (“MOU”) setting forth the material terms of the Settlement. The MOU negotiations proved to be as difficult and contentious as the settlement negotiations. The number of parties participating in the mediation coupled with Altria’s involvement in related litigation added a layer of complexity to the negotiations. Nevertheless, the MOU was finalized and signed on June 10, 2022. The MOU contemplated a comprehensive and global resolution of the Actions. Throughout the settlement negotiations, Defendants’ counsel and Plaintiffs’ Counsel participated in dozens of communications. These communications were difficult, with each side advocating their views, seeking clarification, and narrowing the issues. Similarly, Defendants’ counsel and Plaintiffs’ Counsel exchanged numerous drafts of proposed settlement terms. At no time during these negotiations or during the three formal mediations with the Mediators was the Fee and Expense Award discussed between the Parties. On August 15, 2022, the Parties executed a Stipulation of Settlement that was consistent with the terms of the June 10, 2022 MOU. On August 16, 2022, Federal Plaintiffs filed a motion for preliminary approval of the settlement on the docket of the U.S. District Court for the Eastern District of Virginia, as contemplated in the settlement. After the Parties agreed on all other material terms of the Settlement, with the assistance of the Mediators, they engaged in good faith, arms-length negotiations to attempt to reach agreement concerning the amount of the Fee and Expense Award for Plaintiffs’ Counsel. However, despite these efforts, the Parties were unable to reach agreement on the Fee and Expense Award. The Parties agreed to submit the amount of the Fee and Expense Award to the Hon. Layn R. Phillips (Ret.) for final, non-appealable arbitral determination, subject to Court approval. This arbitration occurred on August 22, 2022. The arbitrator determined that Plaintiffs’ Counsel could seek fees and expenses up to the amount of $17.5 million, subject to Court approval. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 16 of 105 PageID# 1542

16 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT A preliminary approval hearing was held on August 25, 2022, before Judge David J. Novak of the U.S. District Court for the Eastern District of Virginia. The Court denied Federal Plaintiffs’ motion for preliminary approval and ordered the Parties to file a joint pleading on or before October 20, 2022, indicating whether the Parties had reached an agreement within the Court’s parameters for settlement approval, as stated from the bench during the hearing. Following the denial of preliminary approval, the Parties began negotiating a derivative settlement that would satisfy the parameters provided by the Court. Counsel for Altria and Plaintiffs’ Counsel engaged in an in-person mediation session before U.S. Magistrate Judge Mark R. Colombell on September 28, 2022. Before and after this mediation session, Defendants’ counsel and Plaintiffs’ Counsel participated in dozens of communications. The Parties continued to make progress following the September 28, 2022 mediation session, and narrowed the remaining issues. Counsel for Altria and Plaintiffs’ Counsel then engaged in a second mediation session before Judge Colombell on October 13, 2022, at which they reached agreement on the remaining issues. Following revisions to the settlement documentation, the Parties executed the instant Stipulation of Settlement on October 18, 2022. III. SHAREHOLDERS’ CLAIMS AND THE BENEFITS OF SETTLEMENT The Settlement arises out of the Actions on behalf of nominal defendant Altria, alleging breaches of fiduciary duties, among other claims, against certain officers and directors of the Company. Plaintiffs alleged in their Actions that the Altria Defendants breached their fiduciary duties in connection with the multi-billion dollar investment in JLI, and that the JLI Defendants aided and abetted those fiduciary breaches. Among other things, Plaintiffs alleged that the Altria Defendants knew that JLI’s previous rapid growth and market share dominance were based on appeals to youth nicotine users. Plaintiffs further alleged that, despite Altria’s decades of experience and relative success in combating youth Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 17 of 105 PageID# 1543

17 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT nicotine usage, the Altria Defendants caused Altria to violate its commitment to reduce youth nicotine usage by investing in a company which created and capitalized on the youth vaping epidemic. Plaintiffs allege that the JLI investment damaged Altria and caused significant damage to Altria’s reputation. Defendants deny all of the allegations made by Plaintiffs in the Actions. As discussed above, Plaintiffs’ Counsel have reviewed and analyzed tens of thousands of confidential, non-public internal documents. In addition, Plaintiffs’ Counsel have reviewed and analyzed data from many other sources specific to this matter, including, but not limited to: (1) Altria and JLI’s publicly available websites; (2) Altria’s public filings with the SEC, press releases, announcements, transcripts of investor conference calls, and news articles; (3) analyst, business, and financial media reports, scholarly literature, and publications about Altria and JLI; and (4) dockets and reports of related litigation and regulatory inquiries. Plaintiffs’ Counsel further engaged the services of leading researchers in the area of youth tobacco prevention as consulting experts. Plaintiffs’ Counsel have also (1) researched the applicable law with respect to the claims asserted (or which could be asserted) in the shareholder derivative actions and the potential defenses thereto; and (2) researched, drafted, and filed comprehensive and fulsome complaints. In addition, Plaintiffs’ Counsel each (1) prepared detailed mediation statements; (2) reviewed documents and information provided in advance of the mediation sessions and during settlement negotiations; (3) participated in multiple mediation sessions and several additional calls and meetings; and (4) engaged in months-long settlement discussions with Defendants’ counsel. Plaintiffs’ Counsel believe that the claims asserted in the Actions have merit and that their investigation of the evidence supports the claims asserted. Without conceding the merit of any of Defendants’ defenses, and in light of the benefits of the Settlement, as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 18 of 105 PageID# 1544

18 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT Plaintiffs and Plaintiffs’ Counsel have concluded that it is desirable that the Actions be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Plaintiffs and Plaintiffs’ Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Actions against Defendants through trial(s) and through possible appeal(s). Plaintiffs’ Counsel have also taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Litigations, the difficulties and delays inherent in such litigation, the cost to Altria –– on behalf of which Plaintiffs pursued the Actions –– and distraction to management of Altria that would result from extended litigation. Based on their evaluation, and in light of what Plaintiffs’ Counsel believe to be the significant benefits conferred upon Altria as a result of the Settlement, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement is in the best interests of Plaintiffs and Altria, and have agreed to settle the Actions upon the terms and subject to the conditions set forth herein. Pursuant to the terms set forth below, this Stipulation (including the exhibits hereto) shall in no event be construed as, or deemed to be evidence of, an admission or concession by the Defendants of any infirmity in any of the claims asserted in the Actions, or an admission or concession that any of the Defendants’ defenses to liability or damages had any merit. IV. DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY Each Defendant has denied and continues to deny that he or she has committed or attempted to commit, or has aided and abetted, any violations of law, any breaches of fiduciary duty owed to Altria, or any wrongdoing whatsoever. Each Altria Defendant expressly maintains that at all relevant times, he or she acted in good faith and in a manner that he or she reasonably believed to be in the best interests of Altria and its shareholders. Defendants further deny that Plaintiffs, Altria, or its shareholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants as alleged in the Actions or otherwise. Defendants further assert, Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 19 of 105 PageID# 1545

19 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT among other things, that Plaintiffs lack standing to litigate derivatively on behalf of Altria because Plaintiffs cannot properly plead that demand on the Board was wrongfully refused. Altria believes that the Settlement is in the best interests of the Company, its shareholders, and its employees. Defendants are, therefore, entering into this Settlement for the benefit of Altria to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation. Pursuant to the terms set forth below, this Stipulation (including the exhibits hereto) shall in no event be construed as, or deemed to be evidence of, an admission or concession by the Defendants with respect to any claim of fault, liability, wrongdoing, or damage. V. BOARD APPROVAL Altria’s current Board, including each of its independent, non-defendant directors, has unanimously approved the Settlement in the good-faith exercise of their fiduciary duties. The Board finds that (i) Plaintiffs’ litigation and settlement efforts substantially and materially contributed to the Board’s decision to agree to, formalize, and/or maintain the Altria Commitments; (ii) the Altria Commitments confer substantial benefits on Altria and its shareholders; and (iii) the Settlement is fair, reasonable, and adequate, and is in Altria and its shareholders’ best interests. VI. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED, by and among Plaintiffs (for themselves and derivatively on behalf of Altria), the Individual Defendants, Altria, and JLI, each by and through their respective attorneys of record, that in exchange for the consideration set forth below and the benefits flowing to the Parties from the Settlement, and subject to the approval of the Court, the Actions and the Released Claims shall be fully, finally, and forever compromised, settled, discharged, relinquished, and released, and each of the Litigations shall be dismissed with prejudice as to all Defendants and claims, with full preclusive Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 20 of 105 PageID# 1546

20 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT effect, as to all Parties, upon and subject to the terms and conditions of the Stipulation, as set forth below. 1. Settlement Consideration 1.1 In consideration of the Settlement and the releases provided therein, and subject to the terms and conditions of this Stipulation, the Parties agree that Altria will implement and maintain the Altria Commitments, including certain funding, policy, and governance measures relating to youth prevention and transaction oversight, and JLI will implement and maintain the JLI Commitments. Unless otherwise noted, Altria and JLI agree to keep all Altria Commitments and JLI Commitments in place for at least five (5) years. The five-year duration of the Policy Commitments, the Measurables, the Independent Monitor, the Corporate Governance Commitments, and the JLI/Altria Meetings (such duration, the “Commitment Period”) shall begin ninety (90) days following the Effective Date, provided, however, that if there is an appeal from the Court’s final judgment and order approving the Settlement, the Commitment Period may run, at Altria’s option, from the date of final approval of the Settlement. The five-year duration of the Funding Commitment (such duration, the “Funding Commitment Period”) shall commence with the first calendar year following the Effective Date, provided, however, that the first annual Funding Commitment Period may run, at Altria’s option, from January 1 of the year in which final approval of the Settlement is obtained. 1.2 Altria commits to funding $117 million (the “Funding Amount”) over the course of the Funding Commitment Period, with a minimum spend of at least $20 million each fiscal year. The Funding Amount represents a new funding commitment that has not been previously authorized by the Board or disclosed to the public. The Funding Amount will be deployed as set forth in Exhibit A and will not be used for any other purposes. There will be no responsibility on the part of any Defendant other than Altria to pay any portion of the Funding Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 21 of 105 PageID# 1547

21 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT Amount. 1.3 Altria commits to certain Measurables during the term of the Commitment Period. Detailed descriptions of the Measurables are attached hereto in Exhibit A. 1.4 Altria commits to the engagement of an Independent Monitor in connection with certain of the Altria Commitments. A description of the Independent Monitor’s duties and responsibilities are attached hereto in Exhibit A. 1.5 Altria commits to keeping in place certain Policy Commitments for no less than the Commitment Period, including (1) the following goals: (i) lead the tobacco industry in preventing underage use of products for adults 21 and over, and (ii) contribute to the healthy development of youth ages 12-18; and (2) Altria’s Standards for Underage Use Prevention. 1.6 Altria commits to implementing and maintaining certain Corporate Governance Commitments for no less than the Commitment Period. Detailed descriptions of the Altria Commitments are attached hereto as Exhibit A. 1.7 Altria and JLI each commit to the JLI/Altria Meeting Commitments. Detailed descriptions of the JLI Commitments are attached hereto as Exhibit A. 1.8 Such reforms shall be in place for a period of not less than the Commitment Period. 1.9 If any of the terms of the Settlement Consideration set forth in Paragraphs 1.1 through 1.8 above should conflict with any applicable law(s), rule(s) or regulation(s) (including of any national securities exchange or interdealer quotation system or relating to employee representatives), or the reasonable exercise of the Company’s or its officers’ or directors’ fiduciary duties, the Company will comply with such applicable law(s), rule(s), or fiduciary duties, notwithstanding any provision herein. 2. Procedure for Implementing the Settlement Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 22 of 105 PageID# 1548

22 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT 2.1 Within seven (7) calendar days of the last party’s execution of this Stipulation, Federal Co-Lead Counsel shall submit the Stipulation together with its exhibits to the Court and file a motion for preliminary approval of settlement, requesting, among other things: (i) preliminary approval of the Settlement set forth in this Stipulation and entry of a Preliminary Approval Order substantially in the form attached as Exhibit B hereto; (ii) approval of the method of providing notice to Altria shareholders and approval of the forms of Notice and Summary Notice attached as Exhibits C and D hereto; and (iii) a date for the Settlement Hearing. 2.2 Subject to the Court’s approval, within twenty-one (21) days following preliminary approval of the Settlement by the Court (such deadline, the “Notice Date”), Altria shall cause: (i) the filing of the Stipulation and Notice with the U.S. Securities and Exchange Commission (the “SEC”) on Form 8-K; (ii) publication of the Summary Notice once in the Wall Street Journal; and (iii) publication of the Stipulation and Notice on the “Investor Relations” page of Altria’s corporate website, to be maintained until the date the Court enters the Final Judgment and Order in connection with the Settlement. Altria shall be responsible for providing notice of the Settlement in such form and manner as directed by the Court, and Altria shall bear all costs of such notice. No party other than Altria shall bear any responsibility for the costs of notice. At least seven (7) calendar days prior to the Settlement Hearing, Altria shall file with the Court an appropriate affidavit or declaration with respect to filing of the Form 8-K, publication of the Summary Notice, and posting of the Notice and Stipulation. 2.3 The Parties believe the content and manner of the Notice, as set forth in the prior paragraph, constitutes adequate and reasonable notice to Current Altria Shareholders pursuant to applicable law and due process. 2.4 The Parties agree to request that the Court hold a hearing in the Federal Action sixty (60) days after the Notice Date (i.e., eighty-one (81) days following preliminary Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 23 of 105 PageID# 1549

23 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT approval of the Settlement by the Court), at which time the Court will consider and determine whether the Judgment, substantially in the form of Exhibit E hereto, should be entered: (i) approving the terms of the Settlement as fair, reasonable, and adequate; (ii) dismissing with prejudice the Federal Action against Defendants; and (iii) ruling upon Plaintiffs’ Counsel’s application for a Fee and Expense Award. 2.5 Federal Co-Lead Plaintiffs shall file a motion seeking approval of the Settlement and an application for a Fee and Expense Award no later than thirty-five (35) days prior to the Settlement Hearing; Current Altria Shareholders shall file any objections to the Settlement and/or the application for a Fee and Expense Award with the Court and shall serve the objection on Federal Co-Lead Counsel no later than twenty-one (21) days prior to the Settlement Hearing; and Federal Co-Lead Counsel shall file any replies no later than seven (7) days prior to the Settlement Hearing. 2.6 Pending the Effective Date, the Parties agree that all aspects of the Actions between them will remain stayed except for activities related to the approval or enforcement of the Settlement. 3. Dismissal of the Litigations; Bar on Further Derivative Litigation 3.1 This Settlement is conditioned on the dismissal with prejudice of all of the Litigations pending at the time of final approval. 3.2 State Plaintiffs will move to dismiss each and every one of their actions with prejudice not more than five (5) business days after the Court’s approval of the Settlement becomes final and non-appealable. 3.3 Upon final approval of the Settlement, all Demands will be deemed withdrawn by operation of law. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 24 of 105 PageID# 1550

24 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT 3.4 Upon the Effective Date, Shareholder Releasors shall be forever enjoined from pursuing or prosecuting against the Altria Releasees or the JLI Releasees any and all Released Plaintiffs’ Altria Claims and any and all Released Plaintiffs’ JLI Claims, and any other derivative litigation or demands, including books-and-records demands, arising out of or relating to any of the facts, allegations, practices, events, claims, disclosures, non-disclosures, occurrences, representations, statements, matters, transactions, conduct, actions, failures to act, omissions, or circumstances that were alleged or referred to in any of the complaints filed in the Actions or in any Demands. 3.5 Following the Effective Date, Plaintiffs shall provide reasonable documentary assistance to Defendants as requested to assist Defendants’ efforts to obtain dismissal of any stockholder derivative actions not listed above as part of the Litigations that may be later filed in any state or federal court asserting any of the Released Plaintiffs’ Altria Claims or the Released Plaintiffs’ JLI Claims against the Altria Releasees or the JLI Releasees. 4. Fee and Expense Award 4.1 Altria agrees that counsel for Plaintiffs are entitled to an award of reasonable attorneys’ fees and expenses for their role in creating the Settlement’s substantial benefits for the Company and its shareholders, reflective of the Board’s determination that Plaintiffs’ litigation and settlement efforts substantially and materially contributed to the Board’s approval of the Settlement. After the Parties agreed on all other material terms of the Settlement, with the assistance of the Mediators, they engaged in good faith, arms-length negotiations to attempt to reach agreement concerning the amount of the Fee and Expense Award for Plaintiffs’ Counsel. However, despite these efforts, the Parties were unable to reach agreement on the Fee and Expense Award. The Parties agreed to submit the amount of the Fee and Expense Award to the Hon. Layn R. Phillips (Ret.) for final, non-appealable arbitral determination, subject to Court Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 25 of 105 PageID# 1551

25 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT approval. This arbitration occurred on August 22, 2022. Plaintiffs’ Counsel will seek fees and expenses up to the amount of $17.5 million, subject to Court approval. 4.2 The amount of the arbitrated Fee and Expense Award shall be subject to the Court’s approval. Any changes by the Court (or upon appeal from the Final Order and Judgment) to the arbitrated Fee and Expense Award will not affect the finality of the Settlement. The amount of any Court-determined Fee and Expense Award or any changes to that award upon appeal from the Final Order and Judgment will not affect the finality of the Settlement. This Settlement is not contingent on an agreement as to the amount of a Fee and Expense Award. 4.3 Altria shall, within twenty (20) business days after the later of (i) the Court’s entry of an order awarding fees and expenses, notwithstanding any objection thereto, appeal therefrom, or collateral attack on the Settlement; or (ii) Altria’s receipt from Federal Co-Lead Counsel of wiring instructions for the Fee and Expense Award, Federal Co-Lead Counsel’s Form W-9, and any other information reasonably required by Altria to process payment of the Fee and Expense Award, cause the Fee and Expense Award to be paid into an escrow account established and controlled by Federal Co-Lead Counsel, subject to the several obligation to refund fees and expenses in the event the approval of the Settlement is reversed or in accordance with any subsequent order reducing the Fee and Expense Award. The entire amount of the Fee and Expense Award shall remain in the escrow account until the later of (i) the Effective Date or (ii) the date upon which the award of any Fee and Expense Award or Service Awards has become final and non-appealable. No Defendant other than Altria shall have any responsibility with respect to the Fee and Expense Award. 4.4 Federal Co-Lead Counsel may apply to the Court for service awards of up to $15,000 for each of Plaintiffs to be paid upon Court approval, in recognition of their participation and efforts in the creation of the benefits of the Settlement (the “Service Awards”). Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 26 of 105 PageID# 1552

26 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT Any Service Awards to Plaintiffs shall be paid from any Fee and Expense Award ordered by the Court. 4.5 Any dispute among Plaintiffs’ counsel concerning the allocation of the fees and expenses awarded by the Court shall be referred to the Hon. Layn R. Phillips (Ret.) for mediation, and if necessary, for final non-appealable arbitral determination, pursuant to procedures to be determined by the Hon. Layn R. Phillips (Ret.). 4.6 Except as otherwise provided herein, each of the Parties shall bear his, her, or its own fees, costs, and expenses. 5. Releases 5.1 Upon the Effective Date, Plaintiffs and each and every other Altria shareholder, in their capacities as such, derivatively on behalf of Altria, and on behalf of themselves and their respective agents, spouses, heirs, executors, administrators, personal representatives, predecessors, successors, transferors, transferees, representatives, and assigns, in their capacities as such (“Shareholder Releasors”), and Altria directly, shall be deemed to have, and by operation of law and Final Order and Judgment shall have, completely, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed with prejudice the Released Plaintiffs’ Altria Claims against the Altria Releasees. 5.2 Upon the Effective Date, Shareholder Releasors and Altria directly shall be deemed to have, and by operation of law and Final Order and Judgment shall have, completely, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed with prejudice the Released Plaintiffs’ JLI Claims against the JLI Releasees. 5.3 Upon the Effective Date, the Released Defendants shall be deemed to have, and by operation of law and Final Order and Judgment shall have, fully, finally, and forever Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 27 of 105 PageID# 1553

27 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT released, relinquished, and discharged the Released Defendants’ Claims against the Released Plaintiffs and shall be forever enjoined from prosecuting the Released Defendants’ Claims, excluding claims relating to the enforcement or effectuation of the Settlement or Final Order and Judgment. 5.4 Notwithstanding anything to the contrary herein, nothing in the Settlement or the Final Order and Judgment shall be construed so as to negate, modify, compromise, or affect in any way the terms or provisions of any other agreement between Altria and JLI and each and all of their respective past, present, or future, direct or indirect, predecessors, successors, parents, subsidiaries, affiliates, and divisions (such agreements, “Prior Agreements”), and nothing herein shall release any claim that is preserved in the Prior Agreements. For avoidance of doubt, nothing in this Settlement is intended to release or compromise any claims for contribution or indemnification belonging to Altria and/or JLI that were not previously released or compromised. 5.5 Nothing in the Settlement will waive or release (i) any direct claims that any Altria shareholder has or could assert under the federal securities laws; or (ii) any claims to enforce this Settlement or the Final Order and Judgment. 6. Conditions of Settlement 6.1 The Effective Date of the Settlement shall be the date on which all of the following events have occurred: a. approval of the Settlement at or after the Settlement Hearing following notice to Current Altria Shareholders as set forth in Paragraph 2.2; b. entry of the Judgment, in all material respects in the form set forth as Exhibit E annexed hereto, approving the Settlement without awarding costs to any party, except as provided herein, dismissing the Federal Action with prejudice, and releasing the Released Persons from the Released Claims; Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 28 of 105 PageID# 1554

28 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT c. the passing of the date upon which the Judgment becomes Final; d. dismissal with prejudice of the other pending Litigations; and e. the passing of the dates upon which each of the dismissal orders in each of the Litigations become Final. 6.2 If the Court does not approve the Settlement, the Settlement shall be null and void, and the Parties shall revert to their positions prior to the execution of the June 10, 2022 MOU. 6.3 If for any reason the Effective Date of this Stipulation does not occur, or if this Stipulation is in any way canceled, terminated, or fails to become Final in accordance with its terms: (i) all Parties and Released Persons shall be restored to their respective positions prior to execution of this Stipulation; (ii) all releases delivered in connection with the Stipulation shall be null and void, except as otherwise provided for in the Stipulation; (iii) the Fee and Expense Award and Service Awards shall not be paid or, if already paid, shall be refunded in accordance with Paragraph 4.3; and (iv) all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Parties, shall not be deemed or construed to be an admission by any of the Parties of any act, matter, or proposition, and shall not be used or referred to in any manner for any purpose (other than to enforce the terms remaining in effect) in any subsequent proceeding in the Actions or in any other action or proceeding. In such event, the terms and provisions of this shall have no further force and effect with respect to the Parties and shall not be used in the Actions or in any other proceeding for any purpose. 6.4 No court order, modification, or reversal on appeal of any court order concerning any Fee and Expense Award, Service Awards, and interest awarded by a court to Plaintiffs’ Counsel shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the Judgment from becoming Final. 7. Miscellaneous Provisions Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 29 of 105 PageID# 1555

29 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT 7.1 The Parties (i) acknowledge that it is their intent to consummate the Settlement; and (ii) agree to act in good faith and cooperate to take all reasonable and necessary steps to expeditiously implement the terms and conditions of the Settlement set forth in this Stipulation. 7.2 The Parties intend this Settlement to be a final and complete resolution of all disputes between them arising out of, based upon, or related to the Actions and the Released Claims. The Settlement compromises claims that are contested and shall not be deemed an admission by any Party as to the merits of any claim, allegation, or defense. The Parties and their respective undersigned counsel agree that at all times during the course of the litigation, each has complied with the requirements of the applicable laws and rules of the Court. The Parties agree that the Released Claims are being settled voluntarily, after consultation with an experienced mediator and competent legal counsel, who were fully competent to assess the strengths and weaknesses of their respective clients’ claims or defenses. 7.3 Defendants agree that the Actions were filed in good faith, were not frivolous, and are being settled voluntarily by Defendants. The Parties agree that, throughout the litigation, all Parties and their counsel complied with Federal Rule of Civil Procedure 11 and similar state law provisions. 7.4 In the event that any other disputes arise, prior to the time that Judgment is entered by the Court, that are related to the terms of this Stipulation, any of its exhibits, or the Settlement more generally, or the presentation of the Settlement to the Court for approval, other than the allocation of the Fee and Expense Awards among Plaintiffs’ Counsel, such disputes will be resolved by U.S. Magistrate Judge Mark R. Colombell, by way of mediation. All disputes related to the allocation of the Fee and Expense Awards among Plaintiffs’ Counsel will be resolved by the Hon. Layn R. Phillips (Ret.). Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 30 of 105 PageID# 1556

30 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT 7.5 Each of the Defendants expressly denies and continues to deny all allegations of wrongdoing or liability against itself, himself, or herself arising out of or relating to any conduct, statements, acts, or omissions alleged, or which could have been alleged, in the Actions. Each of the Defendants reserves the right to rebut any and all allegations of breach of fiduciary duty, wrongdoing, or liability, whatsoever, against himself, herself, or itself. 7.6 The Parties in the Litigations agree to take such measures as may be needed to secure dismissals with prejudice of any remaining Litigations pending in other jurisdictions; and all Demands shall be withdrawn. With respect to any other action that is not listed above as one of the Litigations and that is currently pending or is later filed in any state or federal court asserting claims that are related to the subject matter of the Actions prior to final Court approval of the Settlement, Plaintiffs shall provide supporting documentation as is reasonably requested by Defendants in order to obtain the dismissal, stay, or withdrawal of such related litigation, including where appropriate joining in any motion to dismiss or stay such litigation. 7.7 Neither the Stipulation (including any exhibits attached hereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is or may be deemed to be or may be offered, attempted to be offered, or used or referred to in any way by the Parties as a presumption, a concession, an admission, or evidence of any fault, wrongdoing, or liability of any of the Parties or of the validity of any Released Claims; or (ii) is or may be deemed to be or may be used as a presumption, concession, admission, or evidence of any liability, fault, or omission of any of the Released Persons in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal. Neither this Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of this Stipulation or the Settlement, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 31 of 105 PageID# 1557

31 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT Released Persons may file the Stipulation and/or the Judgment in any action or proceeding that may be brought against them to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good-faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim. 7.8 Plaintiffs’ Counsel agree that within ninety (90) days of the Effective Date, pursuant to confidentiality agreements with Altria and JLI, they will return to the producing party or destroy all documents and other discovery material obtained from such producing party in accordance with each respective agreement. 7.9 The Stipulation and the exhibits attached hereto constitute the entire agreement among the Parties with respect to the Settlement, and supersede any and all prior negotiations, discussions, agreements, or undertakings, whether oral or written, with respect to such matters. The Parties expressly acknowledge that, in entering into this Stipulation, they are not relying upon any statements, representations, or warranties by any Party except as expressly set forth herein. The Parties agree that they intend to confer on all Released Persons the benefit of all releases and other protections set forth in Paragraphs 3.4 and 5.1-5.4 above. The Parties agree that each of the Released Persons who is not a Party is an express third-party beneficiary of those releases and other protections, and is entitled to enforce the terms of those releases and other protections to the same extent that such Released Persons who are not Parties could enforce such terms if they were party to the Stipulation. All provisions in the Stipulation providing that nothing herein shall in any way impair or restrict the rights of any Party to enforce the terms of this Stipulation are agreed to mean additionally that nothing herein shall in any way impair or restrict the rights of any Released Person who is not a Party to enforce the terms of the Stipulation. 7.10 This Stipulation supersedes and replaces any prior or contemporaneous Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 32 of 105 PageID# 1558

32 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT writing, statement, or understanding pertaining to the Actions, and no parol or other evidence may be offered to explain, construe, contradict, or clarify its terms, the intent of the Parties or their counsel, or the circumstances under which the Stipulation was made or executed. 7.11 It is understood by the Parties that except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than, or different from, the facts now known to each party or believed by such party to be true; each party therefore expressly assumes the risk of facts or law turning out to be different and agrees that this Stipulation shall be in all respects effective and not subject to termination by reason of any such different facts or law. 7.12 The exhibits to the Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. 7.13 The headings herein are used for the purpose of convenience only and are not meant to have legal effect. 7.14 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Parties or their respective successors-in-interest. 7.15 This Stipulation shall be deemed drafted equally by all Parties hereto. 7.16 The Stipulation and the Settlement shall be binding upon, and inure to the benefit of, the Parties and the Released Persons and their respective successors, assigns, heirs, spouses, marital communities, executors, administrators, trustees in bankruptcy, and legal representatives. 7.17 This Stipulation and any and all disputes arising out of or relating in any way to this Stipulation shall be governed by and construed in accordance with the laws of Virginia, without regard to conflicts of law principles. 7.18 No representations, warranties, or inducements have been made to any of Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 33 of 105 PageID# 1559

33 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT the Parties concerning the Stipulation or its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents. 7.19 Plaintiffs represent and warrant that they have not assigned or transferred or attempted to assign or transfer, to any Person any Released Claim or any portion thereof or interest therein. 7.20 Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of this Stipulation shall not be deemed a waiver of any of the provisions, and such party, notwithstanding such failure, shall have the right thereafter to insist upon the strict performance of any and all of the provisions of this Stipulation to be performed by such other party. 7.21 In the event that any portion of the Settlement is found to be unlawful, void, unconscionable, or against public policy by a court of competent jurisdiction, the remaining terms and conditions of the Settlement shall remain intact. 7.22 With the exception of Exhibit A (which states the terms of the Altria Commitments and JLI Commitments that form part of the Settlement), in the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibits hereto, the terms of this Stipulation shall prevail. 7.23 Each counsel or other Person executing the Stipulation or its exhibits on behalf of any of the Parties hereby warrants that such Person has the full authority to do so. 7.24 The Stipulation may be executed in one or more counterparts, each of which so executed shall be deemed to be an original and such counterparts together constitute one and the same Stipulation. The Parties agree that signatures submitted through facsimile or by e-mailing .pdf files or signed using DocuSign shall constitute original and valid signatures. A complete set of executed counterparts shall be filed with the Court. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 34 of 105 PageID# 1560

34 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT 7.25 The Court shall retain jurisdiction with respect to the interpretation, implementation, and enforcement of the terms of this Stipulation, and the Parties and their undersigned counsel submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in this Stipulation. 7.26 Without further order of the Court, the Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation. IN WITNESS WHEREOF, the Parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 35 of 105 PageID# 1561

35 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT IT IS HEREBY AGREED by the undersigned as of October 18, 2022. CO-LEAD FEDERAL PLAINTIFFS’ COUNSEL AND COUNSEL FOR PLAINTIFF ERIC GILBERT: By: Kip B. Shuman Rusty E. Glenn Brett D. Stecker SHUMAN, GLENN & STECKER 100 Pine Street, Ste. 1250 San Francisco, CA 94111 Tel.: (303) 861-3003 Fax: (303) 536-7849 kip@shumanlawfirm.com rusty@shumanlawfirm.com brett@shumanlawfirm.com Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 36 of 105 PageID# 1562

36 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT CO-LEAD FEDERAL PLAINTIFFS’ COUNSEL AND COUNSEL FOR PLAINTIFF THOMAS SANDYS: By: Geoffrey M. Johnson SCOTT+SCOTT ATTORNEYS AT LAW LLP 12434 Cedar Road Cleveland, OH 44106 Tel.: (216) 229-6088 Fax: (216) 229-6092 gjohnson@scott-scott.com Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 37 of 105 PageID# 1563

Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 38 of 105 PageID# 1564

COUNSEL FOR PLAINTIFF DAVID HAMILTON:

By: Edward F. Haber
WFJ w. perm.

Edward F. Haber
Patrick J. Vallely
SHAPIRO HABER & URMY LLP
Seaport East, 2 Seaport Lane
Boston, MA 02210
Tel.: (617) 439-3939
Fax: (617) 439-0134
ehaber@shulaw.com
pvallely@shulaw.com

Robert C. Schubert
Willem F. Jonckheer
SCHUBERT JONCKHEER & KOLBE LLP
Three Embarcadero Center, Suite 1650
San Francisco, CA 94111
Tel.: (415) 788-4220
Fax: (415) 788-0161
rschubert@sjk.law
wjonckheer@sjk.law

37

AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT

38 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT COUNSEL FOR PLAINTIFF MARIA CECILIA LORCA: By: Brian J. Robbins Craig W. Smith Shane P. Sanders ROBBINS LLP 5040 Shoreham Place San Diego, CA 92122 Tel.: (619) 525-3990 Fax: (619) 525-3991 brobbins@robbinsllp.com csmith@robbinsllp.com ssanders@robbinsllp.com Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 39 of 105 PageID# 1565

39 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT CO-LEAD STATE PLAINTIFFS’ COUNSEL AND COUNSEL FOR PLAINTIFFS LAWRENCE B. COHEN AND MINDA W. COHEN: By: Michael J. Hynes Ligaya T. Hernandez HYNES & HERNANDEZ, LLC 101 Lindenwood Drive, Suite 225 Malvern, PA 19355 Telephone: (484) 875-3116 Facsimile: (484) 875-9273 mhynes@hh-lawfirm.com lhernandez@hh-lawfirm.com Jeffrey H. Geiger SANDS ANDERSON PC 1111 E. Main Street, Suite 2400 Bank of America Plaza P.O. Box 1998 (23218) Richmond, Virginia 23218 Telephone: (804) 783-7248 Facsimile: (804) 783-7291 jgeiger@sandsanderson.com Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 40 of 105 PageID# 1566

40 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT CO-LEAD STATE PLAINTIFFS’ COUNSEL AND COUNSEL FOR PLAINTIFF EDWARD BRAUNSTEIN: By: Joshua M. Lifshitz LIFSHITZ LAW FIRM, P.C. 1190 Broadway Hewlett, New York 11577 Telephone: (516) 493-9780 Facsimile: (516) 280-7376 David G. Browne SPIRO & BROWNE PLC 6802 Paragon Place, Suite 410 Richmond, Virginia 23230 Telephone: (804) 573-9220 Facsimile: (804) 836-1855 dbrowne@sblawva.com Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 41 of 105 PageID# 1567

Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 42 of 105 PageID# 1568

42 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT COUNSEL FOR PLAINTIFF JERRY E. DALTON: By: Melinda A. Nicholson Nicolas Kravitz KAHN SWICK & FOTI, LLC 1100 Poydras Street, Suite 3200 New Orleans, LA 70163 Telephone: (504) 648-1842 Facsimile: (504) 455-1498 melinda.nicholson@ksfcounsel.com nicolas.kravitz@ksfcounsel.com Mark J. Krudys THE KRUDYS LAW FIRM, PLC 919 East Main Street, Suite 2020 Richmond, VA 23219 Telephone: (804) 774-7950 Fax: (804) 381-4458 mkrudys@krudys.com Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 43 of 105 PageID# 1569

43 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT COUNSEL FOR PLAINTIFF PORTIA MCCOLLUM: By: Justin A. Kuehn Fletcher W. Moore MOORE KUEHN, PLLC 30 Wall Street, 8th Floor New York, New York 10005 Tel: (212) 709-8245 jkuehn@moorekuehn.com fmoore@moorekuehn.com Wyatt B. Durrette Kevin J. Funk DURRETTE, ARKEMA, GERSON & GILL PC 1111 East Main Street, 16th Floor Richmond, Virginia 23219 Tel: (804) 775-6900 Fax: (804) 775-6911 wdurrette@dagglaw.com kfunk@dagglaw.com Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 44 of 105 PageID# 1570

44 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT COUNSEL FOR PLAINTIFF RICHARD MERRITTS: By: William B. Federman FEDERMAN & SHERWOOD 10205 N. Pennsylvania Ave. Oklahoma City, OK 73120 Telephone: (405) 235-1560 Facsimile: (405) 239-2112 WBF@federmanlaw.com Leonard A. Bennett Craig C. Marchiando CONSUMER LITIGATION ASSOCIATES, P.C. 763 J. Clyde Morris Blvd., Suite 1-A Newport News, VA 23601 (757) 930-3660 (757) 930-3662 (fax) len@clalegal.com craig@clalegal.com Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 45 of 105 PageID# 1571

45 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT COUNSEL FOR NOMINAL DEFENDANT ALTRIA GROUP, INC., THE ALTRIA DIRECTORS AND DEFENDANTS W. HILDEBRANDT SURGNER, JR., JODY L. BEGLEY, IVAN S. FELDMAN, JOHN T. CASTEEN III, DINYAR S. DEVITRE, THE ESTATE OF THOMAS F. FARRELL II, ELLEN R. STRAHLMAN, DEBRA J. KELLY- ENNIS, W. LEO KIELY III, KATHRYN B. MCQUADE, GEORGE MUÑOZ, MARK E. NEWMAN, NABIL Y. SAKKAB, AND VIRGINIA E. SHANKS: By: Stephen R. DiPrima Jacob Miller WACHTELL, LIPTON, ROSEN & KATZ 51 West 52nd Street New York, New York 10019 Telephone: (212) 403-1000 Facsimile: (212) 403-2000 SRDiPrima@wlrk.com JMiller@wlrk.com Edward J. Fuhr Johnathon E. Schronce HUNTON ANDREWS KURTH LLP 951 East Byrd Street Richmond, VA 23219 Telephone: (804) 788-8200 Facsimile: (804) 788-8218 efuhr@hunton.com jschronce@hunton.com Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 46 of 105 PageID# 1572

46 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT COUNSEL FOR DEFENDANT JUUL LABS, INC.: By: Roger A. Cooper Jared M. Gerber CLEARY GOTTLIEB STEEN & HAMILTON LLP One Liberty Plaza New York, NY 10006 Telephone: (212) 225-2000 racooper@cgsh.com jgerber@cgsh.com Nathan Mammen KIRKLAND & ELLIS LLP 1301 Pennsylvania Avenue NW Washington, DC 20004 Telephone: (202) 389-5000 nathan.mammen@kirkland.com Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 47 of 105 PageID# 1573

47 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT COUNSEL FOR DEFENDANTS HOWARD A. WILLARD III AND WILLIAM F. GIFFORD, JR: By: Rani Habash DECHERT LLP 1900 K Street NW Washington, DC 20006 Telephone: (202) 261-3300 Facsimile: (202) 261-3333 rani.habash@dechert.com and Andrew J. Levander Jeffrey A. Brown DECHERT LLP Three Bryant Park 1095 Avenue of the Americas New York, NY 10036 Telephone: (212) 698-3500 Facsimile: (212) 698-3599 andrew.levander@dechert.com jeffrey.brown@dechert.com and Melanie MacKay DECHERT LLP 35 West Wacker Drive, Suite 3400 Chicago, IL 60601 Telephone: (312) 646-5800 Facsimile: (312) 646-5858 melanie.mackay@dechert.com Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 48 of 105 PageID# 1574

Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 49 of 105 PageID# 1575

49 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT COUNSEL FOR DEFENDANT JAMES MONSEES: By: James N. Kramer Alexander K. Talarides ORRICK, HERRINGTON & SUTCLIFFE LLP The Orrick Building 405 Howard Street San Francisco, CA 94105 Telephone: (415) 773-5700 jkramer@orrick.com atalarides@orrick.com James Burke ORRICK, HERRINGTON & SUTCLIFFE Columbia Center 1152 15th Street, N.W. Washington, DC 20005-1706 Telephone: (202) 339-8400 jburke@orrick.com Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 50 of 105 PageID# 1576

Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 51 of 105 PageID# 1577

51 AMENDED STIPULATION AND AGREEMENT OF SETTLEMENT COUNSEL FOR KEVIN C. CROSTHWAITE, JR.: By: Andrew B. Clubok J. Christian Word Susan E. Engel Matthew J. Peters LATHAM & WATKINS LLP 555 Eleventh Street, NW, Suite 1000 Washington, D.C. 20004 Telephone: 202-637-2200 Facsimile: 202-637-2201 andrew.clubok@lw.com christian.word@lw.com susan.engel@lw.com matthew.peters@lw.com Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 52 of 105 PageID# 1578

Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 53 of 105 PageID# 1579

Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 54 of 105 PageID# 1580

Exhibit A Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 55 of 105 PageID# 1581

Exhibit A Policy Commitments In settlement of and as a result of the Actions, Altria commits to keeping in place the following Policy Commitments for no less than the Commitment Period: 1. Goals. Altria has previously adopted the following corporate goals, with a target date of 2025: a. Lead the tobacco industry in preventing underage use of products for adults 21 and over. b. Contribute to the healthy development of youth ages 12–18. 2. Standards for Underage Use Prevention. In 2020, Altria updated its Standards for Underage Use Prevention (the “Standards”). These Standards are attached as the Appendix to this Exhibit A. The Standards include, among other things, commitments to consider the underage use prevention practices of any potential strategic investment where underage use of the potential investee’s products may be an issue. The Standards further require that a commitment to adhere to underage use prevention standards is necessary to pursue investment. The Standards also set up governance and reporting procedures that will enhance oversight of and transparency into Altria’s operating and service companies regarding their underage use prevention measures. Funding Commitment 3. Altria commits to funding of $117 million (the “Funding Amount”), over the course of no more than five (5) years, with a minimum spend of at least $20 million each fiscal year. The Funding Amount represents a new funding commitment that has not been previously authorized by the Board of Directors (“Board”) or disclosed to the public. The Funding Amount will be deployed as set forth in this Exhibit A and will not be used for any other purposes. There will be no responsibility on the part of any Defendant other than Altria to pay any portion of the Funding Amount. 4. $100 million of the Funding Amount will be deployed to fund independent third-party programs (“Programs”) designed to prevent and/or aid in cessation of underage use of tobacco and existing or newly developed nicotine delivery system products, including e- vapor and heated tobacco products, as selected by Altria Client Services’ Senior Vice President for Corporate Citizenship (the “Funding Commitment”). Such Programs may include positive youth development programs, which emphasize protective factors in kids’ lives –– such as positive relationships and activities –– and reduce risk factors, helping kids make healthy decisions and resist a broad range of risky behaviors, including tobacco use. The Programs will be selected by Altria Client Services’ Senior Vice President for Corporate Citizenship. Altria shall create a document setting forth the standards and criteria used to identify Programs that may qualify as potential recipients. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 56 of 105 PageID# 1582

-2- 5. $10 million of the Funding Amount shall be set aside to reasonably compensate and fund the Independent Monitor’s activities. The Independent Monitor shall have an annual budget of $2 million per year, over a five (5) year period. 6. $7 million of the Funding Amount shall be held in reserve. In the event that Altria does not achieve one or more of the Measurables, as defined below, the Independent Monitor may direct additional spending, after consultation with Altria Client Services’ Senior Vice President for Corporate Citizenship, of some or all of the $7 million from the Funding Amount toward additional resources to achieve the Measurables or related Settlement goals. 7. The first annual Funding Commitment period shall commence with the first calendar year following the Effective Date, provided, however, that the first annual Funding Commitment period may run, at Altria’s option, from January 1 of the year in which final approval of the Settlement is obtained. 8. The Court shall retain jurisdiction for the duration of the Commitment Period. Measurables 9. Altria commits to the following targets and objectives annually, during the term of the Commitment Period (“Measurables”): a. Compliance with MSA. Altria shall have no violations of the 1998 Master Settlement Agreement (the “MSA”) entered into by PM USA and certain other tobacco product manufacturers with 46 states, the District of Columbia and certain U.S. territories to settle asserted and unasserted health care cost recovery and other claims. Among other things, the MSA contains prohibitions on targeting underage users in the advertising, promotion, or marketing of tobacco products. b. Director Training. 100% of Altria’s directors shall receive director education. The directors may participate in such education remotely. The amount of time required for the education and the content of the education will be determined by Altria Client Services’ Senior Vice President for Corporate Citizenship in consultation with the Independent Monitor, and may include instruction on reducing risk associated with merger and acquisition activity. c. Marketing Training. 100% of Altria’s Brand Management department, key personnel, and marketing vendors/advertising agencies shall receive training on Altria’s MSA-compliant advertising, communications, promotion, and marketing policies. d. Reporting of Survey Data. Altria shall provide all of its regularly conducted survey data concerning underage tobacco usage to the FDA. e. WeCard. Altria shall distribute WeCard and underage tobacco prevention signage to retailers and validate that at least 90% of contracted stores have signage posted. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 57 of 105 PageID# 1583

-3- f. Additional Measurables. Altria and the Independent Monitor may also agree to additional Measurables. Independent Monitor Appointment: 10. Upon final approval of the Settlement, Michael S. Dry, Esq. (or another person of the Court’s choosing) shall serve as Independent Monitor. Engagement Letter: 11. The Independent Monitor and Altria shall execute an engagement letter (“Engagement Letter”), setting forth the terms, rights, duties and obligations of the Independent Monitor and Altria for the five-year term of the respective parties. The Engagement Letter shall be consistent with this Exhibit A. Duties and Responsibilities: 12. The Independent Monitor shall have the following duties and responsibilities: a. The Independent Monitor shall be based off-premises and be charged with reviewing the spending by Altria of the Funding Amount, including the Programs selected for funding by Altria Client Services’ Senior Vice President for Corporate Citizenship and the independence of those Programs. b. The Independent Monitor shall ensure the independence of each third-party recipient of Altria’s funding. To qualify as independent, such recipient may not be under the legal or effective control or direction of Altria, its directors, or its officers. Relationships that arise by virtue of the fact that the recipient is receiving funding from Altria shall not vitiate independence (e.g., periodic calls with Altria to discuss the performance of the funded activities). For the avoidance of doubt, Altria may earmark or designate funds for particular programs and activities when providing funding to third-party recipients. c. The Independent Monitor shall also periodically review and approve each Program selected for funding by Altria Client Services’ Senior Vice President for Corporate Citizenship before any funding to that program. The review and approval process shall focus solely on (1) whether such programs satisfy the criteria for independence set forth in paragraph 12(b), and (2) whether such programs generally satisfy the criteria for funding recipients set forth in paragraph 4, provided that deference shall be given to the determination of Altria Client Services’ Senior Vice President for Corporate Citizenship that a program satisfies such criteria. If the Independent Monitor determines that a program is not independent or the criteria for funding recipients set forth in paragraph 4 are not met, the Independent Monitor shall propose steps that may be taken to address the Independent Monitor’s concerns. Nothing in the Settlement shall preclude Altria from providing funding to programs the Independent Monitor determines are not Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 58 of 105 PageID# 1584

-4- independent or do not meet the criteria for funding recipients set forth in paragraph 4, provided that such funding does not constitute part of the Funding Commitment. d. Altria has historically funded third-party programs through its Success360 initiative, and intends to continue its efforts to support some or all of these programs. To avoid harm or disruption to these programs, they shall be treated as independent under paragraph 12(b) for the first year of the Funding Commitment (absent a contrary finding by the Independent Monitor), and Altria’s funding of such programs shall count towards the Funding Commitment for the first year of the Funding Commitment. In the event that the Independent Monitor determines that one or more of these programs is not independent, Altria may continue to fund the programs subject to addressing any independence issues identified by the Independent Monitor on a reasonable timeframe to be agreed with the Independent Monitor. e. The Independent Monitor shall make an annual written report regarding his work to Altria’s Board. f. The Independent Monitor or Altria shall each be permitted to contact the Court should any material disagreement arise for which either party believes immediate intervention is advisable or required. In each such instance, the Independent Monitor or Altria shall notify the Court only that its intervention is required, and the Court shall order the procedure and manner on which the matter shall come before the Court. g. The Independent Monitor shall also annually review Altria’s performance against the Measurables. In the event that Altria does not achieve one or more of the Measurables, the Independent Monitor may direct additional spending, after consultation with Altria Client Services’ Senior Vice President for Corporate Citizenship, of some or all of the $7 million from the Funding Amount toward additional resources to achieve the Measurables or related Settlement goals. h. The Independent Monitor shall have reasonable access to Altria Client Services’ Senior Vice President for Corporate Citizenship and to other non-privileged information the Independent Monitor reasonably deems necessary to fulfill his obligations under the Settlement Agreement. If the Independent Monitor deems it necessary to speak with additional Altria employees, the Independent Monitor may make such a request and reasonable access to such employees shall be provided to the extent the information sought by the Independent Monitor cannot be provided through less burdensome or intrusive means. Counsel for Altria may be present at any such meetings between the Independent Monitor and any Altria employee, at Altria’s option. Altria will provide the Independent Monitor with Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 59 of 105 PageID# 1585

-5- any annual and other periodic written reports or summaries prepared by and received from the funded Programs in the ordinary course. i. Notwithstanding the preceding paragraph, Altria may withhold from the Independent Monitor access to information, documents, records, facilities, or current or former employees of Altria on the basis of a valid claim of attorney- client privilege or of the attorney work product doctrine. Altria shall make reasonable efforts to provide alternative sources of requested information whenever it withholds requested information from the Independent Monitor on the basis of a claim of privilege. No attorney-client relationship shall be formed between Altria and the Independent Monitor. j. The Independent Monitor will enter into a reasonable and customary confidentiality agreement with Altria. k. Any information created or submitted by the Independent Monitor, and any communications between Altria and the Independent Monitor, shall not be admissible in any proceeding, lawsuit, or action, unless such action is brought to enforce this Settlement. Corporate Governance Commitments Steering Committee Governance The Underage Usage Steering Committee (the “Steering Committee”) shall monitor and facilitate progress towards the Company’s Goals of (1) leading the tobacco industry in preventing underage use of products for adults 21 and over; and (2) contributing to the healthy development of youth ages 12–18. In addition, the Steering Committee will adopt and maintain the following provisions as the policy of the Steering Committee for at least the five-year Commitment Term: 13. Altria will adopt a formal Charter for the Steering Committee. 14. The Steering Committee shall include a senior manager from each of the Company’s four (4) operating companies that are involved in the sale, distribution, or development of tobacco or nicotine delivery system products. The Company’s Senior Vice President of Corporate Citizenship shall serve as Chairperson of the Steering Committee. The Chairperson shall select the members of the Steering Committee. 15. The Steering Committee shall meet at least four (4) times a year to carry out its responsibilities. A majority of the members of the Steering Committee shall constitute a quorum. 16. The Chairperson of the Steering Committee, in consultation with the other Steering Committee members, shall set meeting agendas. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 60 of 105 PageID# 1586

-6- 17. Minutes shall be taken or summaries created at Steering Committee meetings and such minutes or summaries shall be distributed to each meeting attendee. 18. Any senior officer of the Company may elect to attend meetings of the Steering Committee. 19. Subject to consultation with the General Counsel, the Steering Committee shall be authorized to seek external professional advice as it deems necessary and appropriate to its purpose. 20. The Steering Committee may delegate its authority to subcommittees or the Chairperson of the Steering Committee when it deems appropriate. 21. Altria shall schedule an internal audit of the Steering Committee’s activities once every two (2) years, with the first audit being conducted in 2024. 22. The Steering Committee shall review the Standards annually for modifications and/or improvements, along with recommendations for any modifications or enhancements to current underage use prevention policies and programs as may be necessary and advisable to improve adherence to the Standards or to achieve the 2025 Goals. Steering Committee Reporting and Board Oversight 23. The Chairperson of the Steering Committee shall make at least semi-annual presentations on the work of the Steering Committee to the Nominating, Corporate Governance, and Social Responsibility Committee. 24. The Chairperson of the Steering Committee shall make an annual presentation to the full Board concerning the Steering Committee’s work and each operating company’s record of compliance with the Standards. 25. At least annually, Altria Client Services’ Department of Corporate Citizenship shall (1) assess the effectiveness of each operating company’s programs to meet compliance with the Standards and (2) make appropriate recommendations to the Nominating, Corporate Governance, and Social Responsibility Committee. Disclosure Committee 26. Altria shall continue to maintain its management-level Disclosure Committee. The Disclosure Committee shall work to ensure that all public disclosures made by the Company to its security holders or the investment community, including those in its U.S. Securities and Exchange Commission (“SEC”) filings, should: (1) be materially accurate, complete, and timely; (2) fairly present the Company’s financial condition, results of operations and cash flows in all material respects; and (3) meet any other applicable laws and stock exchange requirements. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 61 of 105 PageID# 1587

-7- Finance Committee Charter 27. Altria shall amend its Finance Committee Charter to provide that the Finance Committee shall have the authority and responsibility to review the Company’s strategy regarding mergers, acquisitions, investments, and dispositions with management. 28. The findings of any review by the Finance Committee regarding a potential merger, acquisition, investment, or disposition shall be reported to the full Board. Transaction Diligence 29. Each potential investment in, or acquisition of, a business involving a tobacco products- related business (“Transaction”) shall be evaluated for legal-regulatory, financial, business and reputational risks relating to underage use. 30. A target-specific due diligence plan shall be developed for each Transaction, which shall elicit information from the target regarding the compatibility of its products and services with the Company’s corporate objectives, including underage use prevention Goals and Standards. 31. In the course of the due diligence process for a Transaction, the Company shall ensure that appropriately scoped and targeted information requests are propounded to permit fully informed evaluation of the matters outlined in paragraph 29, above. The information requests shall be formulated, and the responses thereto shall be evaluated, with the assistance of the Steering Committee or its designees. 32. Responses issued by the target to diligence requests relating to underage use shall be summarized and distributed to management responsible for negotiating the Transaction under review. 33. For Transactions in excess of $100 million, management shall prepare and submit a summary oral or written report to the Finance Committee on due diligence relating to underage use. JLI/Altria Meetings In settlement of and as a result of the Actions, Altria and JLI commit to the following JLI/Altria Meeting Commitments: 34. To further develop and support evidence-based interventions to address underage use of tobacco products, Altria and JLI shall meet semi-annually to (1) discuss their respective company’s ongoing youth tobacco prevention initiatives, including as they relate to e-vapor use, and (2) explore new opportunities to help prevent underage tobacco use. A report of these meetings shall be delivered to Altria’s and JLI’s respective senior management, and (with respect to Altria only) to the Nominating, Corporate Governance and Social Responsibility Committee of the Board and to the Steering Committee. 35. The topics for consideration at the Altria/JLI Meetings may include: Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 62 of 105 PageID# 1588

-8- • Evaluation of new survey, market, law enforcement, or other relevant data relating to mitigation strategies to address underage use of tobacco products, including ENDS • Evaluation of third-party, community-based programs to address underage use of tobacco products, including ENDS • Assessment of in-house and third-party, independent studies and surveys to support the development of mitigation strategies to address underage use of tobacco products, including ENDS • Campaigns and programs to coordinate with retailers and local law enforcement to reduce “social source access” to tobacco products, including ENDS; and • New controls and technologies for the sale of tobacco products to support compliance with age-verification requirements (e.g., electronic ID scanning) and to reduce social- sourcing of tobacco products (e.g., product-quantity limits). 36. These terms shall apply during the five-year Commitment Term, for as long as Altria has the right to at least one seat on JLI’s Board of Directors. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 63 of 105 PageID# 1589

-9- Appendix Standards for Underage Use Prevention Altria’s operating companies and service companies are committed to helping to reduce underage use of products intended for adults 21 and over. Each operating company and service company works to identify, support, develop and execute programs to help reduce underage use of our companies’ and investees products. Over the course of a year, we will report to the Altria Group Board of Directors’ Nominating, Corporate Governance and Social Responsibility Committee and to the full Board of Directors on our companies’ adherence to these Standards. Additionally, we will share annual progress on the Standards in our publicly released reports and via the altria.com website. Altria’s Underage Use Prevention Steering Committee is comprised of leaders representing the operating companies and service companies accountable for the annual Underage Use Prevention Plan oversight, execution and outcomes. The Standards below guide the operating companies and service companies in their efforts to help reduce underage use of products intended for adults. Each operating company is expected to meet these Standards, and we will regularly evaluate its performance against these Standards. Each service company is expected to provide appropriate services to the operating companies to help support their efforts to help reduce underage use. Altria Group investees are strongly encouraged to adhere to these Standards. • Each operating company, supported by Altria Client Services, will develop an annual Underage Use Prevention plan outlining the concrete steps it will take to meet these Standards, both on its own and through the service companies. Senior management of the company will review each plan for adherence to these standards. • Each operating company will communicate its commitment to reducing underage use of products intended for adults to its employees and its service company and will encourage them to identify additional methods to reduce underage use. • Each operating company will continue to identify and adhere to applicable laws, principles and/or policies for marketing its products with the goal of responsibly marketing to the intended audience and limiting reach to underage audiences. • Each operating company and service company trade program will incorporate appropriate elements to promote responsible retailing of its products. • Each operating company’s Underage Use Prevention plan will include appropriate monitoring, auditing, measurement and/or evaluation to track progress to promote continuous improvement. • Each operating company and service company will document its efforts in carrying out its responsibilities under these Standards. Altria will consider the underage use prevention practices of any potential strategic investment where underage use of the potential investee’s products may be an issue. A commitment to adhere to underage use prevention standards will be necessary to pursue investment. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 64 of 105 PageID# 1590

Exhibit B Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 65 of 105 PageID# 1591

UNITED STATES DISTRICT COURT EASTERN DISTRICT OF VIRGINIA Richmond Division IN RE ALTRIA GROUP, INC. DERIVATIVE LITIGATION Lead Case No. 3:20-cv-00772 (DJN) [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND SETTING SETTLEMENT HEARING WHEREAS, shareholder derivative litigation is pending in this Court entitled In re Altria Group, Inc. Deriv. Litig., Lead Case No. 3:20-cv-00772 (DJN) (the “Federal Action”); WHEREAS, shareholder derivative litigation entitled In re Altria Group, Inc. Deriv. Litig., Case No. CL20-7051 (the “Consolidated State Action”), Cohen v. Willard, Case No. CL20-7051, Braunstein v. Gifford, Case No. CL21-3490, Lopez v. Casteen, Case No. CL21- 4137, Dalton v. Surgner, Case No. CL21-5548, and McCollum v. Gifford, Case No. CL21-5732 is pending in the Virginia Circuit Court of Henrico County, and Merritts v. Casteen, et al., Case No. CL21-1093 is pending in the Virginia Circuit Court of Albemarle County (collectively the “State Actions”) (together with the Federal Action, the “Litigations”); WHEREAS, Altria Group, Inc. (“Altria” or the “Company”) shareholders, including Eric Gilbert (“Gilbert”), Thomas Sandys (“Sandys”), David Hamilton (“Hamilton”), Maria Cecilia Lorca (“Lorca”) (collectively with Gilbert, Sandys, and Hamilton, the “Federal Plaintiffs”), Lawrence B. and Minda W. Cohen (the “Cohens”), Edward Ashi Braunstein (“Braunstein”), Jerry E. Dalton (“Dalton”), Portia McCollum (“McCollum”), Richard Merritts (“Merritts”) (collectively with the Cohens, Braunstein, Dalton, McCollum, and Eugene Lopez, the “State Plaintiffs,” and, collectively with the Federal Plaintiffs, the “Plaintiffs”), John Pietrobon Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 66 of 105 PageID# 1592

-2- (“Pietrobon”), Linwood W. Jones (“Jones”), Margaret A. Randolph (“Randolph”), the Margaret A. Randolph Revocable Trust U/A 03/06/97 (the “Randolph Trust”), James Rizzolo (“Rizzolo”), and Jonathan Raul (“Raul”), have made shareholder litigation and books-and-records demands on behalf of or against Altria (the “Demands”) (together with the Litigations, the “Actions”); WHEREAS, (1) the Plaintiffs; (2) Altria and all current and former Altria officers, directors, and employees named in any of the Actions, including Dinyar S. Devitre (“Devitre”); Debra J. Kelly-Ennis (“Kelly-Ennis”); W. Leo Kiely III (“Kiely”); Kathryn B. McQuade (“McQuade”); George Muñoz (“Muñoz”); John T. Casteen III (“Casteen”); Mark E. Newman (“Newman”); Nabil Y. Sakkab (“Sakkab”); Virginia E. Shanks (“Shanks”); Ellen R. Strahlman (“Strahlman”); the estate of Thomas F. Farrell II (“Farrell”); William F. Gifford, Jr. (“Gifford”); Howard A. Willard III (“Willard”); Kevin C. Crosthwaite, Jr. (“Crosthwaite”); W. Hildebrandt Surgner, Jr. (“Surgner”); Jody L. Begley (“Begley”); and Ivan S. Feldman (“Feldman”) (collectively, the “Altria Defendants”); and (3) Juul Labs, Inc. (“JLI”), and all current and former JLI officers, directors, employees, and investors named in any of the Actions, including: Adam Bowen (“Bowen”); James Monsees (“Monsees”); Kevin Burns (“Burns”); Riaz Valani (“Valani”); Nicholas J. Pritzker (“Pritzker”); and Hoyoung Huh (“Huh”) (the “JLI Defendants,” and together with the Altria Defendants, the “Defendants”) (together with the Plaintiffs, the “Parties”) have entered into the Amended Stipulation and Agreement of Settlement (the “Stipulation”) dated October 18, 2022, which sets forth the terms and conditions of the proposed settlement (the “Settlement”) that provides for a complete dismissal with prejudice of the Litigations, withdrawal of the Demands, a bar on further derivative litigation, and the release of the Released Claims on the terms and conditions set forth therein, subject to the approval of this Court; Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 67 of 105 PageID# 1593

-3- WHEREAS, in accordance with the terms of the Stipulation, Federal Co-Lead Plaintiffs’ Counsel filed an unopposed motion for an order preliminarily approving the Settlement and entry of this Preliminary Approval Order; approving the form, content, and method of providing notice of the Settlement to Current Altria Shareholders; and scheduling the date and time for the Settlement Hearing, as defined herein; WHEREAS, in accordance with the terms of the Stipulation, the Parties request that the Court hold the Settlement Hearing sixty (60) days after the deadline for the provision of Notice; WHEREAS, the Court has read and considered the Stipulation and its exhibits, including: (i) the proposed Notice of Pendency and Proposed Settlement of Derivative Actions (the “Notice”); (ii) the proposed Summary Notice of Pendency and Proposed Settlement of Derivative Actions (the “Summary Notice”); and (iii) the proposed Order and Final Judgment finally approving the Settlement (the “Judgment”). Finding that substantial and sufficient grounds exist for entering this Order, the Court hereby ORDERS as follows: 1. This Order incorporates by reference the definitions in the Stipulation and, unless otherwise defined in this Order, all capitalized terms used in this Order shall have the same meaning as set forth in the Stipulation. 2. The Court preliminarily approves the Settlement on the terms set forth in the Stipulation, subject to further consideration at a hearing to be held before the Court on __________ ___, 2022, at _______ a.m./p.m., either in person at the United States District Court for the Eastern District of Virginia, 701 East Broad Street, Richmond, VA 23219 (the “Settlement Hearing”), or by telephone or video conference, to consider whether the Judgment, substantially in the form of Exhibit E to the Stipulation, should be entered: (i) approving the Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 68 of 105 PageID# 1594

-4- terms of the Settlement as fair, reasonable, and adequate and in the best interests of Altria and Altria’s shareholders; (ii) dismissing with prejudice the Federal Action against Defendants pursuant to the terms of the Stipulation; and (iii) ruling upon Federal Co-Lead Plaintiffs’ Counsel’s application for a Fee and Expense Award and Service Awards. 3. The Court expressly reserves the right to adjourn the Settlement Hearing, or any adjournment thereof, without any further notice to Current Altria Shareholders other than an announcement at the Settlement Hearing or at any adjournment of the Settlement Hearing. The Court expressly reserves the right to approve the proposed Settlement with such modifications as the Parties may agree to without further notice to Current Altria Shareholders. The Court reserves the right to enter its Judgment approving the Settlement and dismissing the Released Plaintiffs’ Altria Claims and the Released Plaintiffs’ JLI Claims against the Defendants with prejudice regardless of whether the Court has awarded the Fee and Expense Award. The Court also reserves the right to extend any of the deadlines set forth in this Order without further notice to Current Altria Shareholders. The Court further reserves the right to hold the Settlement Hearing by telephone or video conference without further notice to Current Altria Shareholders. 4. The Court approves the form, content, and requirements of the Notice attached to the Stipulation as Exhibit C and the Summary Notice attached to the Stipulation as Exhibit D, and finds that the dissemination of the Notice and Summary Notice, substantially in the manner and form set forth in this Order, meets the requirements of Rule 23.1 of the Federal Rules of Civil Procedure and due process, and constitutes due and sufficient notice of all matters relating to the Settlement. 5. Within twenty-one (21) days of the Court’s entry of this Order (such deadline, the “Notice Date”), Altria shall cause: (i) the filing of the Stipulation and Notice with the U.S. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 69 of 105 PageID# 1595

-5- Securities and Exchange Commission (the “SEC”) on Form 8-K; (ii) publication of the Summary Notice once in the Wall Street Journal; and (iii) publication of the Stipulation and Notice on the “Investor Relations” page of Altria’s corporate website, to be maintained until the date the Court enters the Final Judgment and Order in connection with the Settlement. Altria shall be responsible for providing notice of the Settlement in such form and manner as directed by the Court, and Altria shall bear all costs of such notice. No party other than Altria shall bear any responsibility for the costs of notice. 6. At least seven (7) calendar days prior to the Settlement Hearing, Altria shall file with the Court an appropriate affidavit or declaration with respect to filing of the Form 8-K, publication of the Summary Notice, and posting of the Notice and Stipulation. 7. Any Person who owned Altria stock as of October 18, 2022, and who continues to hold such Altria common stock as of the date of the Settlement Hearing may appear at the Settlement Hearing to show cause why the proposed Settlement should not be approved; why the Judgment should not be entered thereon; or why Federal Co-Lead Plaintiffs’ Counsel’s application for the Fee and Expense Award and Service Awards should not be granted; provided, however, that no such Person shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement, the Judgment to be entered approving the same, or the application for the Fee and Expense Award and Service Awards, unless such Person has filed with the Clerk of the United States District Court for the Eastern District of Virginia, 701 East Broad Street, Richmond, VA 23219, and served (by hand, first-class mail, or express service) on Co-Lead Federal Plaintiffs’ Counsel and counsel for Defendants, a written and signed notice of objection that includes: (i) the objector’s name, address, and telephone number (and if represented, that of his, her, or its counsel), along with a representation as to whether the objector Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 70 of 105 PageID# 1596

-6- intends to appear at the Settlement Hearing; (ii) proof that the objector owned shares of Altria common stock as of October 18, 2022, and continues to hold such Altria stock; (iii) a statement of the objections to any matters before the Court, the grounds for the objections or the reasons for the objector’s desiring to appear and be heard, as well as all documents or writings the objector desires the Court to consider, including any legal and evidentiary support; and (iv) if the objector has indicated that he, she, or it intends to appear at the Settlement Hearing, the identities of any witnesses the objector may call to testify and any exhibits the objector intends to introduce into evidence at the Settlement Hearing. Any such objection must be filed with the Court and received by the below-noted counsel by no later than twenty-one (21) days prior to the Settlement Hearing: Kip B. Shuman SHUMAN, GLENN & STECKER 100 Pine Street, Ste. 1250 San Francisco, CA 94111 Tel.: (303) 861-3003 Fax: (303) 536-7849 kip@shumanlawfirm.com Geoffrey M. Johnson SCOTT+SCOTT ATTORNEYS AT LAW LLP 12434 Cedar Road Cleveland, OH 44106 Tel.: (216) 229-6088 Fax: (216) 229-6092 gjohnson@scott-scott.com Federal Co-Lead Counsel for Plaintiffs Stephen R. DiPrima Jacob Miller WACHTELL, LIPTON, ROSEN & KATZ 51 West 52nd Street New York, NY 10019 Telephone: (212) 403-1000 Facsimile: (212) 403-2000 SRDiPrima@wlrk.com JMiller@wlrk.com Counsel for Nominal Defendant Altria Group, Inc. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 71 of 105 PageID# 1597

-7- 8. Documentation establishing ownership of Altria common stock must consist of copies of monthly brokerage account statements, or an authorized statement from the objector’s broker containing the information found in an account statement. 9. Any Person who fails to object in the manner described above shall be deemed to have waived the right to object to any aspect of the proposed Settlement, the Fee and Expense Award and Service Awards (including any right of appeal or collateral attack); be forever barred and foreclosed from objecting to the fairness, reasonableness, or adequacy of the Settlement, the Judgment to be entered approving the Settlement, or the Fee and Expense Award and Service Awards; and be deemed to have waived and forever barred and foreclosed from being heard, in this or any other proceeding with respect to any matters concerning the Settlement or the Fee and Expense Award and Service Awards. 10. Federal Co-Lead Plaintiffs shall file and serve papers in support of final approval of the proposed Settlement, and shall file and serve papers in support of their application for the Fee and Expense Award and Service Awards, by no later than thirty-five (35) calendar days prior to the Settlement Hearing; any objections thereto shall be filed and served no later than twenty- one (21) days prior to the Settlement Hearing. If reply papers are necessary, they are to be filed and served by no later than seven (7) days prior to the Settlement Hearing. Parties shall be permitted to file reply papers regardless of whether they filed opening papers in support of the proposed Settlement. Only a single application for the Fee and Expense Award shall be filed on behalf of all Plaintiffs and Plaintiffs’ Counsel. 11. The Court stays all proceedings in the Federal Action other than proceedings necessary to carry out or enforce the terms and conditions of the Stipulation. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 72 of 105 PageID# 1598

-8- 12. Pending final determination of whether the Settlement is approved, the Court bars and enjoins all Plaintiffs and each and every other Altria shareholder, in their capacities as such, derivatively on behalf of Altria, and on behalf of themselves and their respective agents, spouses, heirs, executors, administrators, personal representatives, predecessors, successors, transferors, transferees, representatives, and assigns, in their capacities as such, from asserting, commencing, pursuing or prosecuting against the Altria Releasees or the JLI Releasees any and all Released Plaintiffs’ Altria Claims and any and all Released Plaintiffs’ JLI Claims, and any other derivative litigation or demands, including books-and-records demands, arising out of or relating to any of the facts, allegations, practices, events, claims, disclosures, non-disclosures, occurrences, representations, statements, matters, transactions, conduct, actions, failures to act, omissions, or circumstances that were alleged or referred to in any of the complaints filed in the Actions or in any Demands. 13. Neither the Stipulation (including any exhibits attached thereto), nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is or may be deemed to be or may be offered, attempted to be offered, or used or referred to in any way by the Parties as a presumption, a concession, an admission, or evidence of any fault, wrongdoing, or liability of any of the Parties or of the validity of any Released Claims; or (ii) is or may be deemed to be or may be used as a presumption, concession, admission, or evidence of any liability, fault, or omission of any of the Released Persons in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 73 of 105 PageID# 1599

-9- except that the Released Persons may file the Stipulation and/or the Judgment in any action or proceeding that may be brought against them to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim. 14. The Court retains jurisdiction with respect to the interpretation, implementation, and enforcement of the terms of the Stipulation, and the Parties and their undersigned counsel submit to the jurisdiction of the Court for purposes of implementing, interpreting, and enforcing the Settlement embodied in the Stipulation. IT IS SO ORDERED this ____ day of ____________, 2022. _________________________________ DAVID J. NOVAK UNITED STATES DISTRICT JUDGE Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 74 of 105 PageID# 1600

Exhibit C Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 75 of 105 PageID# 1601

UNITED STATES DISTRICT COURT EASTERN DISTRICT OF VIRGINIA Richmond Division IN RE ALTRIA GROUP, INC. DERIVATIVE LITIGATION Lead Case No. 3:20-cv-00772 (DJN) NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS TO: ALL PERSONS AND ENTITIES WHO OWNED ALTRIA GROUP, INC. COMMON STOCK AS OF OCTOBER 18, 2022, AND WHO CONTINUE TO HOLD SUCH ALTRIA COMMON STOCK. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. This Notice relates to a proposed settlement (“Settlement”) of the following derivative actions: In re Altria Group, Inc. Deriv. Litig., Lead Case No. 3:20-cv-00772 (DJN) (E.D. Va.) (the “Federal Action”), In re Altria Group, Inc. Deriv. Litig., Case No. CL20-7051 (the “Consolidated State Action”), Cohen v. Willard, Case No. CL20-7051, Braunstein v. Gifford, Case No. CL21-3490, Lopez v. Casteen, Case No. CL21-4137, Dalton v. Surgner, Case No. CL21-5548, and McCollum v. Gifford, Case No. CL21-5732, pending in the Virginia Circuit Court of Henrico County, and Merritts v. Casteen, et al., Case No. CL21-1093, pending in the Virginia Circuit Court of Albemarle County (collectively, the “State Actions,” and, together with the Federal Action, the “Litigations”), as well as certain litigation demands and demands to inspect Altria Group, Inc.’s (“Altria” or the “Company”) books and records under Virginia law made by Altria shareholders (the “Demands,” and together with the Litigations, the “Actions”). If the Court approves the proposed Settlement, you will be forever barred from contesting the fairness, adequacy, and reasonableness of the proposed Settlement and from pursuing the Released Plaintiffs’ Altria Claims and the Released Plaintiffs’ JLI Claims. All capitalized terms used in this Notice that are not otherwise defined herein have the meanings provided in the Amended Stipulation and Agreement of Settlement entered into on October 18, 2022 (the “Stipulation”), by and among (1) Eric Gilbert (“Gilbert”); (2) Thomas Sandys (“Sandys”); (3) David Hamilton (“Hamilton”); (4) Maria Cecilia Lorca (“Lorca”) (collectively with Gilbert, Sandys, and Hamilton, the “Federal Plaintiffs”); (5) Lawrence B. and Minda W. Cohen (the “Cohens”); (6) Edward Ashi Braunstein (“Braunstein”); (7) Eugene Lopez (“Lopez”); (8) Jerry E. Dalton (“Dalton”); (9) Portia McCollum (“McCollum”); and (10) Richard Merritts (“Merritts”) (collectively with the Cohens, Braunstein, Lopez, Dalton, and McCollum, the “State Plaintiffs” and, collectively with the Federal Plaintiffs, the “Plaintiffs”); (11) Altria Group, Inc. (“Altria”) and all current and former Altria officers, directors, and employees named in any of the Actions, including Dinyar S. Devitre (“Devitre”); Debra J. Kelly-Ennis (“Kelly- Ennis”); W. Leo Kiely III (“Kiely”); Kathryn B. McQuade (“McQuade”); George Muñoz (“Muñoz”); John T. Casteen III (“Casteen”); Mark E. Newman (“Newman”); Nabil Y. Sakkab (“Sakkab”); Virginia E. Shanks (“Shanks”); Ellen R. Strahlman (“Strahlman”); the estate of Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 76 of 105 PageID# 1602

-2- Thomas F. Farrell II (“Farrell”); William F. Gifford, Jr. (“Gifford”); Howard A. Willard III (“Willard”); Kevin C. Crosthwaite, Jr. (“Crosthwaite”); W. Hildebrandt Surgner, Jr. (“Surgner”); Jody L. Begley (“Begley”); and Ivan S. Feldman (“Feldman”) (collectively, the “Altria Defendants”); and (12) Juul Labs, Inc. (“JLI”), and all current and former JLI officers, directors, employees, and investors named in any of the Actions, including: Adam Bowen (“Bowen”); James Monsees (“Monsees”); Kevin Burns (“Burns”); Riaz Valani (“Valani”); Nicholas J. Pritzker (“Pritzker”); and Hoyoung Huh (“Huh”) (the “JLI Defendants,” and together with the Altria Defendants, the “Defendants,” and together with the Plaintiffs, the “Parties”). THIS NOTICE PROVIDES ONLY A SUMMARY OF THE MATERIAL TERMS OF THE SETTLEMENT AND RELEASES. You can obtain more information by reviewing the Stipulation, which is available on the “Investor Relations” page of Altria’s corporate website at http://investor.altria.com/. Because the Settlement involves the resolution of derivative actions, which were brought on behalf of and for the benefit of the Company, and shareholder litigation and books-and-records demands, the benefits from the settlement will go to Altria. Individual Altria shareholders will not receive any direct payment from the Settlement. ACCORDINGLY, THERE IS NO PROOF OF CLAIM FORM FOR SHAREHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT. SHAREHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE. I. PURPOSE OF NOTICE 1. The purpose of this Notice is to explain the Actions, the terms of the proposed Settlement of those Actions, and how the proposed Settlement affects Current Altria Shareholders’ legal rights. This Notice is issued pursuant to an Order of the United States District Court for the Eastern District of Virginia, Richmond Division (the “Court”) dated October 25, 2022 (“Preliminary Approval Order”), and further pursuant to the requirements of the Federal Rules of Civil Procedure, including Rule 23.1. 2. The Court will hold a hearing on _________________ at _________.m., either in person at the United States District Court for the Eastern District of Virginia, 701 East Broad Street, Richmond, VA 23219 (the “Settlement Hearing”), or by telephone or video conference (in the discretion of the Court) to consider whether the Judgment, substantially in the form of Exhibit D to the Stipulation, should be entered: (i) approving the terms of the Settlement as fair, reasonable, and adequate and in the best interests of Altria and Altria’s shareholders; (ii) dismissing with prejudice the Federal Action against Defendants pursuant to the terms of the Stipulation; and (iii) ruling upon Plaintiffs’ Counsel’s application for a Fee and Expense Award. You have a right to participate in the Settlement Hearing. 3. This Notice describes the rights you may have in the Actions and pursuant to the Stipulation and what steps you may take, but are not required to take, in relation to the Settlement. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 77 of 105 PageID# 1603

-3- II. BACKGROUND OF THE SETTLING MATTERS A. Factual Background 4. The Settlement arises out of the Actions alleging breaches of fiduciary duty, among other claims, against certain current and former officers and directors of Altria. The Plaintiffs alleged that the Altria Defendants breached their fiduciary duties in connection with the multi-billion-dollar investment in JLI, and that the JLI Defendants aided and abetted those fiduciary breaches. 5. The Defendants deny the allegations made by the Plaintiffs in the Actions. B. The Federal Action 6. Between November 2019 and July 2020, Federal Plaintiffs made pre-suit demands on Altria’s Board as mandated by Virginia law. Altria’s Board responded, among other things, that it was familiar with the history and current status of Altria’s investment in JUUL, that it was actively engaged in monitoring and overseeing that investment, and that it believed that it was in the best interests of Altria to defend itself in the JLI-related securities and other litigations, which were at a very preliminary stage. Federal Plaintiffs each waited the statutory ninety (90) days from the date of their respective demands, and subsequently filed plenary shareholder derivative actions asserting claims for relief on behalf of Altria under Virginia law. In April 2021, Federal Plaintiffs’ derivative actions were consolidated before the Court. On May 13, 2021, the Court appointed Gilbert and Sandys as Co-Lead Plaintiffs and Shuman, Glenn & Stecker and Scott+Scott Attorneys at Law LLP as Co-Lead Federal Plaintiffs’ Counsel. Federal Plaintiffs filed their consolidated complaint on July 16, 2021. In April 2021, Federal Plaintiffs negotiated with Defendants for the production of all documents that were produced by Defendants in the related class action litigation: Klein, et al. v. Altria Group, Inc., et al., Case No. 3:20-cv-00075-DJN (E.D. Va.), and for all deposition transcripts from fact witnesses in that action. On June 28, 2021, the Court ordered said production. That production, which started in July 2021, occurred on a rolling basis, and resulted in the production of over 35 million pages of documents. C. The State Actions 7. Between October 2019 and May 2021, State Plaintiffs Cohens, Braunstein, Dalton, McCollum and Merritts made pre-suit demands on Altria’s Board as mandated by Virginia law. Altria’s Board responded, among other things, that it was familiar with the history and current status of Altria’s investment in JUUL, that it was actively engaged in monitoring and overseeing that investment, and that it believed that it was in the best interests of Altria to defend itself in the JLI-related securities and other litigations, which were at a very preliminary stage. State Plaintiffs Cohens, Braunstein, Dalton, McCollum and Merritts each waited the statutory ninety (90) days from the date of their respective pre-suit demands, and filed plenary shareholder derivative actions asserting claims for relief on behalf of Altria under Virginia law. On July 20, 2021, the Virginia Circuit Court for Henrico County entered an order consolidating the actions filed by Plaintiffs Cohens, Braunstein, and Lopez into the Consolidated State Action and Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 78 of 105 PageID# 1604

-4- appointing Hynes & Hernandez, LLC, Lifshitz Law Firm, P.C. and Gainey McKenna & Egleston as State Co-Lead Counsel. On August 2, 2021, Plaintiffs Cohens, Braunstein, and Lopez filed their consolidated complaint in the Consolidated State Action. State Plaintiffs Lopez and Dalton sought and obtained from Altria non-public Board and Audit Committee meeting minutes relating to the wrongdoing alleged in the Actions pursuant to their inspection demands under Virginia law, and State Plaintiffs Cohens, Braunstein, Lopez, and Dalton propounded a number of public records requests upon federal and state agencies related to their investigations and/or dealings with Altria and/or JLI, receiving and reviewing productions from ten separate agencies, including the United States Food and Drug Administration. In addition, State Plaintiffs Cohens, Braunstein, Lopez, and Dalton began receiving discovery materials from Klein, et al. v. Altria Group, Inc., et al., Case No. 3:20-cv-00075-DJN (E.D. Va.) in August 2021. D. The Extensive Settlement Negotiations 8. Plaintiffs’ Counsel and counsel for Defendants participated in their first formal mediation on September 13, 2021. The mediation was supervised by the Hon. Layn R. Phillips (Ret.) and Ms. Niki Mendoza, Esq. of Phillips ADR (the “Mediators”), each of whom are nationally recognized neutrals with extensive experience mediating complex derivative actions. Before the meditation, the Parties prepared and submitted detailed mediation statements, and also provided a framework to guide further settlement discussions based on their assessment of damages and corporate governance and oversight practices they contend contributed to Altria’s alleged damages. 9. The September 13, 2021 mediation ended without a settlement. After the formal mediation, certain Plaintiffs continued to review and evaluate the substantial volume of documents and deposition discovery provided by Defendants. Certain Plaintiffs reviewed tens of thousands of internal documents produced by Defendants, encompassing millions of pages. These documents included, among other things: (1) minutes, agendas, board packages, communications, and other materials relating to regularly conducted and special meetings of the Board and committees; (2) internal officer- and employee-level communications, reports, and other materials regarding, among many other things, due diligence between Altria and JLI, youth tobacco prevention, communications with regulators, and write-downs of Altria’s investment in JLI; and (3) deposition transcripts of Altria and JLI directors, officers, employees, and investors taken in related litigation and inquiries. 10. While no final resolution was reached at the September 13, 2021, mediation, significant progress was made and the Parties continued their dialogue with the ongoing assistance of the Mediators. On December 3, 2021, a subsequent formal mediation took place. In advance of that mediation, Plaintiffs submitted updated and revised proposed settlement terms. Those terms were based on certain Plaintiffs’ continued review of the voluminous documents produced by Defendants, as well as the numerous communications directly between Plaintiffs and Defendants prior to the December 3, 2021 mediation, often with participation of the Mediators. At the December 3, 2021 mediation, the Parties continued to work through the substantial strengths and weaknesses of the Actions. The Parties discussed these issues at length and responded to probing questions posed by the Mediators. The Parties discussed Plaintiffs’ proposed remedial framework, as well as specific elements of Plaintiffs’ formal settlement Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 79 of 105 PageID# 1605

-5- demands. The second formal mediation ended without an agreement, but substantial progress was made toward clarifying the risks and rewards of litigation and the contours of a remedial framework that might yield a settlement agreement. 11. Following the second mediation session, the Parties engaged in months of verbal and written exchanges of information, discussion, proposals, and counterproposals under the aegis of the Mediators. At the same time, certain Plaintiffs continued their review of documents produced by Defendants, began further analysis of documents, and organized the documents in the event settlement negotiations proved unsuccessful and formal discovery commenced. 12. On March 2, 2022, the Parties participated in an informal mediation conference call with the Mediators. The purpose of this call was to further discuss the prospects of settlement, obtain a better understanding of where the Parties stood, communicate what additional information Plaintiffs required, and see whether continued negotiations were worthwhile as the Parties were still far apart on the terms of settlement. That call was productive and the Parties continued to engage. 13. Throughout this time period, the Parties, with the aid of the Mediators, continued to make progress. Eventually, material progress towards a settlement was made. This included the additional exchange of proposals and counter proposals, numerous direct communications with Defendants, and participation with the Mediators. Considering this progress, the Parties agreed to conduct a third mediation in hopes that the remaining issues could be bridged. On May 6, 2022, a third mediation took place, resulting in an initial settlement. Over the next month, the Parties negotiated a comprehensive Memorandum of Understanding (“MOU”) setting forth the material terms of the Settlement. The MOU negotiations proved to be as difficult and contentious as the settlement negotiations. The number of parties participating in the mediation coupled with Altria’s involvement in related litigation added a layer of complexity to the negotiations. Nevertheless, the MOU was finalized and signed on June 10, 2022. The MOU contemplated a comprehensive and global resolution of the Actions. 14. Throughout the settlement negotiations, Defendants’ counsel and Plaintiffs’ Counsel participated in dozens of communications. These communications were difficult with each side advocating their views, seeking clarification, and narrowing the issues. Similarly, Defendants’ counsel and Plaintiffs’ Counsel exchanged numerous drafts of proposed settlement terms. At no time during these negotiations or during the three formal mediations with the Mediators was the Fee and Expense Award discussed between the Parties. 15. On August 15, 2022, the Parties executed a Stipulation of Settlement that was consistent with the terms of the June 10, 2022 MOU. On August 16, 2022, Federal Plaintiffs filed a motion for preliminary approval of the settlement on the docket of the U.S. District Court for the Eastern District of Virginia, as contemplated in the settlement. 16. After the Parties agreed on all other material terms of the Settlement, with the assistance of the Mediators, they engaged in good faith, arms-length negotiations to attempt to reach agreement concerning the amount of the Fee and Expense Award for Plaintiffs’ Counsel. However, despite these efforts, the Parties were unable to reach agreement on the Fee and Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 80 of 105 PageID# 1606

-6- Expense Award. The Parties agreed to submit the amount of the Fee and Expense Award to the Hon. Layn R. Phillips (Ret.) for final, non-appealable arbitral determination, subject to Court approval. This arbitration consisted of an oral hearing, following an exchange of briefs, which occurred on August 22, 2022. The arbitrator determined that Plaintiffs’ Counsel could seek fees and expenses up to the amount of $17.5 million, subject to Court approval. 17. A preliminary approval hearing was held on August 25, 2022, before Judge David J. Novak of the U.S. District Court for the Eastern District of Virginia. The Court denied Federal Plaintiffs’ motion for preliminary approval and ordered the Parties to file a joint pleading on or before October 20, 2022, indicating whether the Parties had reached an agreement within the Court’s parameters for settlement approval, as stated from the bench during the hearing. 18. Following the denial of preliminary approval, the Parties began renegotiating a derivative settlement that would satisfy the parameters provided by the Court. Counsel for Altria and Plaintiffs’ Counsel engaged in an in-person mediation session before U.S. Magistrate Judge Mark R. Colombell on September 28, 2022. Before and after this mediation session, Defendants’ counsel and Plaintiffs’ Counsel participated in dozens of communications. 19. The Parties continued to make progress following the September 28, 2022 mediation session, and narrowed the remaining issues. Counsel for Altria and Plaintiffs’ Counsel then engaged in a second mediation session before Judge Colombell on October 13, 2022, at which they reached agreement on the remaining issues. Following revisions to the settlement documentation, the Parties executed a Stipulation of Settlement on October 18, 2022. III. TERMS OF THE SETTLEMENT 20. In consideration of the Settlement and the releases provided therein, and subject to the terms and conditions of the Stipulation, the Parties have agreed to the following Settlement Consideration. 21. Altria will implement and maintain the Altria Commitments, including certain funding, policy, and governance measures relating to youth prevention and transaction oversight. Unless otherwise noted, Altria agrees to keep all Altria Commitments in place for at least five (5) years. The five-year duration of the Policy Commitments, the Measurables, the Independent Monitor, the Corporate Governance Commitments, and the JLI/Altria Meetings (such duration, the “Commitment Period”) shall begin ninety (90) days following the Effective Date, provided, however, that if there is an appeal from the Court’s final judgment and order approving the Settlement, the Commitment Period may run, at Altria’s option, from the date of final approval of the Settlement. The five-year duration of the Funding Commitment (such duration, the “Funding Commitment Period”) shall commence with the first calendar year following the Effective Date, provided, however, that the first annual Funding Commitment Period may run, at Altria’s option, from January 1 of the year in which final approval of the Settlement is obtained. 22. Altria commits to funding $117 million (the “Funding Amount”) over the course of no more than the Funding Commitment Period, with a minimum spend of at least $20 million each fiscal year. The Funding Amount represents a new funding commitment that has not been Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 81 of 105 PageID# 1607

-7- previously authorized by the Board or disclosed to the public (the “Funding Commitment”). The Funding Amount will be deployed as set forth in Exhibit A to the Stipulation and will not be used for any other purposes. There will be no responsibility on the part of any Defendant other than Altria to pay any portion of the Funding Amount. A description of the Funding Commitment is attached to the Stipulation in Exhibit A. 23. Altria commits to certain Measurables during the term of the Commitment Period. A detailed description of the Measurables is attached to the Stipulation in Exhibit A. 24. Altria commits to the engagement of an Independent Monitor in connection with certain of the Altria Commitments. A description of the Independent Monitor’s duties and responsibilities is attached to the Stipulation in Exhibit A. 25. Altria commits to keeping in place certain Policy Commitments for no less than the Commitment Period, including (1) the following goals with a target date of 2025: (i) lead the tobacco industry in preventing underage use of products for adults 21 and over, and (ii) contribute to the healthy development of youth ages 12-18; and (2) Altria’s Standards for Underage Use Prevention (the “Standards”). A description of the Standards is attached to the Stipulation in Exhibit A. 26. Altria commits to implementing and maintaining certain Corporate Governance Commitments, including: (1) formalizing the structure and composition of Altria’s Underage Use Prevention Steering Committee (“Steering Committee”); (2) scheduling an internal audit of the Steering Committee’s activities once every two (2) years; (3) requiring the Chairperson of the Steering Committee to make at least semi-annual presentations on the work of the Steering Committee to the Nominating, Corporate Governance, and Social Responsibility Committee, and at least annual presentations to the full Board; (4) maintaining Altria’s management-level Disclosure Committee; (5) amending its Finance Committee Charter to provide that the Finance Committee shall have the authority and responsibility to review the Company’s strategy regarding mergers, acquisitions, investments, and dispositions with management; and (6) mandating that each potential investment in, or acquisition of, a business involving a tobacco products-related business be evaluated for legal-regulatory, financial, business and reputational risks relating to underage use. Detailed descriptions of the Altria Commitments are attached to the Stipulation in Exhibit A. 27. Altria and JLI each commit to the JLI/Altria Meeting Commitments, including that, to further develop and support evidence-based interventions to address underage use of tobacco products, Altria and JLI shall meet semi-annually to (1) discuss their respective company’s ongoing youth tobacco prevention initiatives, including as they relate to e-vapor use, and (2) explore new opportunities to help prevent underage tobacco use. A report of these meetings shall be delivered to Altria’s and JLI’s respective senior management, and (with respect to Altria only) to the Nominating, Corporate Governance and Social Responsibility Committee of the Board and to the Steering Committee. Detailed descriptions of the JLI/Altria Meeting Commitments are attached to the Stipulation in Exhibit A. IV. REASONS FOR THE SETTLEMENT Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 82 of 105 PageID# 1608

-8- 28. Plaintiffs’ Counsel believe that the claims asserted in the Actions have merit and that their investigations of the evidence support the claims asserted. Without conceding the merit of any of Defendants’ defenses, and in light of the benefits of the Settlement, as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, Plaintiffs and Plaintiffs’ Counsel have concluded that it is desirable that the Actions be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Plaintiffs and Plaintiffs’ Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Actions against Defendants through trial(s) and through possible appeal(s). Plaintiffs’ Counsel have also taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Litigations, the difficulties and delays inherent in such litigation, the cost to Altria – on behalf of which Plaintiffs pursued the Actions – and distraction to management of Altria that would result from extended litigation. Based on their evaluation, and in light of what Plaintiffs’ Counsel believe to be the significant benefits conferred upon Altria as a result of the Settlement, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement is in the best interests of Plaintiffs and Altria and have agreed to settle the Actions upon the terms and subject to the conditions set forth in the Stipulation. 29. Pursuant to the terms set forth in the Stipulation, the Stipulation (including the exhibits thereto) shall in no event be construed as, or deemed to be evidence of, an admission or concession by the Defendants of any infirmity in any of the claims asserted in the Actions, or an admission or concession that any of the Defendants’ defenses to liability or damages had any merit. 30. Each Defendant has denied and continues to deny that he or she has committed or attempted to commit, or has aided and abetted, any violations of law, any breaches of fiduciary duty owed to Altria, or any wrongdoing whatsoever. Each Altria Defendant expressly maintains that at all relevant times, he or she acted in good faith and in a manner that he or she reasonably believed to be in the best interests of Altria and its shareholders. Each Defendant likewise denies all of the allegations made by Plaintiffs in the Actions. Defendants further deny that Plaintiffs, Altria, or its shareholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Defendants as alleged in the Actions or otherwise. Defendants further assert, among other things, that the Plaintiffs lack standing to litigate derivatively on behalf of Altria because Plaintiffs cannot properly plead that demand on the Board was wrongfully refused. 31. Altria believes that the Settlement is in the best interests of the Company, its shareholders, and its employees. Defendants are, therefore, entering into this Settlement for the benefit of Altria to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation. Pursuant to the terms set forth therein, the Stipulation (including the exhibits thereto) shall in no event be construed as, or deemed to be evidence of, an admission or concession by Defendants with respect to any claim of fault, liability, wrongdoing, or damage, or any defect in the defenses that Defendants have, or could have, asserted. 32. Altria’s current Board, including each of its independent, non-defendant directors, has unanimously approved the Settlement in the good-faith exercise of their fiduciary duties. The Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 83 of 105 PageID# 1609

-9- Board finds that: (i) Plaintiffs’ litigation and settlement efforts substantially and materially contributed to the Board’s decision to agree to, formalize, and/or maintain the Altria Commitments; (ii) the Altria Commitments confer substantial benefits on Altria and its shareholders; and (iii) the Settlement is fair, reasonable, and adequate, and is in Altria and its shareholders’ best interests. V. RELEASES 33. If the Settlement is approved, the Court will enter a Judgment dismissing the Federal Action with prejudice pursuant to the terms of the Stipulation, the State Plaintiffs will move to dismiss each and every one of their actions with prejudice not more than five (5) business days after the Court’s approval of the Settlement becomes final and non-appealable, all Demands will be deemed withdrawn by operation of law, and upon the Effective Date of the Settlement, the following releases will occur. 34. Plaintiffs and each and every other Altria shareholder, in their capacities as such, derivatively on behalf of Altria, and on behalf of themselves and their respective agents, spouses, heirs, executors, administrators, personal representatives, predecessors, successors, transferors, transferees, representatives, and assigns, in their capacities as such (“Shareholder Releasors”), and Altria directly, shall be deemed to have, and by operation of law and Final Order and Judgment shall have, completely, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed with prejudice the Released Plaintiffs’ Altria Claims against the Altria Releasees, which, as detailed in the Stipulation, means any and all claims, rights, demands, obligations, controversies, debts, disputes, damages, losses, actions, causes of action, issues, liabilities, and charges of any kind or nature whatsoever, whether in law or equity, including both known claims and Unknown Claims, suspected or unsuspected, accrued or unaccrued, fixed or contingent, liquidated or unliquidated, matured or unmatured, foreseen or unforeseen, whether arising under federal or state statutory or common law, or any other law, rule, or regulation, whether foreign or domestic, against the Altria Releasees, that (i) were asserted in any of the complaints filed in the Actions or in any Demands, or (ii) could have been asserted by Altria directly, by Plaintiffs directly, or by Plaintiffs or any other Altria shareholder derivatively on behalf of Altria in any court, tribunal, forum, or proceeding, arising out of, relating to, based upon, or involving, directly or indirectly, any of the facts, allegations, practices, events, claims, disclosures, non-disclosures, occurrences, representations, statements, matters, transactions, conduct, actions, failures to act, omissions, or circumstances that were alleged or referred to in any of the complaints filed in the Actions or in any Demands, including, without limitation, any such claims based in whole or in part on any allegations relating to Altria’s investment in JLI or made in any of the following actions or proceedings: (1) Klein, et al. v. Altria Group, Inc., et al., Case No. 3:20-cv-00075-DJN (E.D. Va.), (2) In the Matter of Altria Group, Inc., Docket No. 9393 (F.T.C.), (3) In re: Juul Labs, Inc., Marketing, Sales Practice, and Products Liability Litigation, Case No. 3:19-md-02913-WHO (N.D. Cal.), or (4) any government investigations, actions, or proceedings referenced in the Actions. 35. Shareholder Releasors and Altria directly shall be deemed to have, and by operation of law and Final Order and Judgment shall have, completely, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed with Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 84 of 105 PageID# 1610

-10- prejudice the Released Plaintiffs’ JLI Claims against the JLI Releasees, which, as detailed in the Stipulation, means any and all claims or demands, whether in law or equity, and whether arising under federal or state statutory or common law, or any other law, rule, or regulation, whether foreign or domestic, against the JLI Releasees, that: (i) were asserted on behalf of Altria in any of the complaints filed in the Actions or in any Demands (except claims for contribution or indemnification as provided in the Stipulation) or (ii) are for aiding, abetting, or otherwise facilitating the alleged breaches of fiduciary duty by the Altria Releasees set forth in any of the complaints filed in the Litigations or any Demands. 36. The Released Defendants shall be deemed to have, and by operation of law and Final Order and Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Defendants’ Claims against the Released Plaintiffs, and shall be forever enjoined from prosecuting the Released Defendants’ Claims, excluding claims relating to the enforcement or effectuation of the Settlement or Final Order and Judgment, which as detailed in the Stipulation, means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, judgments, defenses, counterclaims, offsets, decrees, matters, issues, and controversies of any kind, nature, or description whatsoever, whether known or unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims, which were or which could have been asserted by any of the Defendants in any court, tribunal, forum, or proceeding, whether based on state, local, foreign, federal, statutory, regulatory, common, or other law or rule, and which are based upon, arise out of, relate in any way to, or involve, directly or indirectly, the commencement, prosecution, defense, mediation, or settlement of the Actions, including, but not limited to, discovery produced in the Actions. For the avoidance of doubt, the Released Defendants’ Claims shall not include any claims to enforce the Settlement, Final Order and Judgment, or any other document memorializing the Settlement of the Actions and shall not include claims, if any, that any Party may have against its insurer with respect to any payment obligations under this Settlement. 37. By Order of the Court, pending the Effective Date, the Parties agree that all aspects of the Actions between them will remain stayed except for activities related to the approval or enforcement of the Settlement. 38. By Order of the Court, pending final determination of whether the Settlement is approved, Plaintiffs and all other Altria shareholders are barred and enjoined from asserting, commencing, instituting, or prosecuting any and all Released Plaintiffs’ Altria Claims and any and all Released Plaintiffs’ JLI Claims against any of the Altria Releasees or the JLI Releasees. 39. Shareholder Releasors shall be forever enjoined from pursuing or prosecuting against the Altria Releasees or the JLI Releasees any and all Released Plaintiffs’ Altria Claims and any and all Released Plaintiffs’ JLI Claims, and any other derivative litigation or demands, including books-and-records demands, arising out of or relating to any of the facts, allegations, practices, events, claims, disclosures, non-disclosures, occurrences, representations, statements, Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 85 of 105 PageID# 1611

-11- matters, transactions, conduct, actions, failures to act, omissions, or circumstances that were alleged or referred to in any of the complaints filed in the Actions or in any Demands. 40. THE ABOVE DESCRIPTION OF THE PROPOSED RELEASES IS A SUMMARY. The complete terms, including the definitions of the Effective Date, Released Defendant Claims, Released Defendants, Released Plaintiffs’ Altria Claims, Released Plaintiffs’ JLI Claims, Released Plaintiffs, and Unknown Claims, are set forth in the Stipulation, which is available on the “Investor Relations” page of Altria’s corporate website, at http://investor.altria.com/. VI. PLAINTIFFS’ COUNSEL’S APPLICATION FOR A FEE AND EXPENSE AWARD 41. Altria agrees that counsel for Plaintiffs are entitled to an award of reasonable attorneys’ fees and expenses for their role in creating the Settlement’s substantial benefits for the Company and its shareholders, reflective of the Board’s determination that Plaintiffs’ litigation and settlement efforts substantially and materially contributed to the Board’s approval of the Settlement. After the Parties agreed on all other material terms of the Settlement, with the assistance of the Mediators, they engaged in good faith, arms-length negotiations to attempt to reach agreement concerning the amount of the Fee and Expense Award for Plaintiffs’ Counsel. However, despite these efforts, the Parties were unable to reach agreement on the Fee and Expense Award. The Parties agreed to submit the amount of the Fee and Expense Award to the Hon. Layn R. Phillips (Ret.) for final, non-appealable arbitral determination, subject to Court approval. This arbitration occurred on August 22, 2022. Plaintiffs’ Counsel will seek fees and expenses up to the amount of $17.5 million, subject to Court approval. 42. The amount of the arbitrated Fee and Expense Award shall be subject to the Court’s approval. Any changes by the Court (or upon appeal from the Final Order and Judgment) to the arbitrated Fee and Expense Award will not affect the finality of the Settlement. The amount of any Court determined Fee and Expense Award or any changes to that award upon appeal from the Final Order and Judgment will not affect the finality of the Settlement. The Settlement is not contingent on an agreement as to the amount of a Fee and Expense Award. 43. Federal Co-lead Counsel may apply to the Court for service awards of up to $15,000 for each of Plaintiffs, to be paid upon Court approval, in recognition of their participation and efforts in the creation of the benefits of the Settlement. Any Service Awards to Plaintiffs shall be paid from any Fee and Expense Award ordered by the Court. 44. Altria shall, within twenty (20) business days after the later of (i) the Court’s entry of an order awarding fees and expenses, notwithstanding any objection thereto, appeal therefrom, or collateral attack on the Settlement; or (ii) Altria’s receipt of payment instructions, cause the Fee and Expense award to be paid into an escrow account established and controlled by Federal Co-Lead Counsel, subject to the several obligation to refund fees and expenses in the event the approval of the Settlement is reversed or in accordance with any subsequent order reducing the Fee and Expense award. No Defendant other than Altria shall have any responsibility with respect to the Fee and Expense award. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 86 of 105 PageID# 1612

-12- VII. SETTLEMENT HEARING AND RIGHT TO APPEAR AND OBJECT 45. The Court has scheduled a Settlement Hearing, to be held on _________________, at ________.m., either in person at the United States District Court for the Eastern District of Virginia, 701 East Broad Street, Richmond, VA 23219 (the “Settlement Hearing”), or by telephone or video conference (in the discretion of the Court) to consider whether the Judgment, substantially in the form of Exhibit D to the Stipulation, should be entered: (i) approving the terms of the Settlement as fair, reasonable, and adequate and in the best interests of Altria and Altria’s stockholders; (ii) dismissing with prejudice the Federal Action against Defendants pursuant to the terms of the Stipulation; and (iii) ruling upon Plaintiffs’ Counsel’s application for a Fee and Expense Award. 46. Please Note: The date and time of the Settlement Hearing may change without further written notice to Current Altria Shareholders. In order to determine whether the date and time of the Settlement Hearing have changed, or whether Current Altria Shareholders must or may participate by telephone or video, it is important that you monitor the Court’s docket before making any plans to attend the Settlement Hearing. Any updates regarding the Settlement Hearing, including any changes to the date or time of the hearing or updates regarding in-person or remote appearances at the hearing, will be posted to the Court’s docket. 47. Any Person who owned Altria stock as of October 18, 2022 and continues to hold such Altria common stock as of the date of the Settlement Hearing may appear at the Settlement Hearing to show cause why the proposed Settlement should not be approved; why the Judgment should not be entered thereon; or why Plaintiffs’ Counsel’s application for the Fee and Expense Award should not be granted; provided, however, that no such Person shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement, the Judgment to be entered approving the same, or the application for the Fee and Expense Award, unless such Person has filed with the Clerk of the United States District Court for the Eastern District of Virginia, 701 East Broad Street, Richmond, VA 23219, and served (by hand, first-class mail or express service) on Plaintiffs’ Counsel and counsel for Defendants, a written and signed notice of objection that includes: (i) the objector’s name, address, and telephone number (and if represented, that of his, her, or its counsel), along with a representation as to whether the objector intends to appear at the Settlement Hearing; (ii) proof that the objector owned shares of Altria common stock as of October 18, 2022, and continues to hold such common stock; (iii) a statement of the objections to any matters before the Court, the grounds for the objections or the reasons for the objector’s desiring to appear and be heard, as well as all documents or writings the objector desires the Court to consider, including any legal and evidentiary support; and (iv) if the objector has indicated that he, she or it intends to appear at the Settlement Hearing, the identities of any witnesses the objector may call to testify and any exhibits the objector intends to introduce into evidence at the Settlement Hearing. Any such objection must be filed with the Court and received by the below-noted counsel by no later than twenty-one (21) calendar days prior to the Settlement Hearing: Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 87 of 105 PageID# 1613

-13- Office of the Clerk Spottswood W. Robinson III and Robert R. Merhige, Jr., Federal Courthouse 701 East Broad Street Richmond, VA 23219 Kip B. Shuman SHUMAN, GLENN & STECKER 100 Pine Street, Ste. 1250 San Francisco, CA 94111 Tel.: (303) 861-3003 Fax: (303) 536-7849 kip@shumanlawfirm.com Geoffrey M. Johnson SCOTT+SCOTT ATTORNEYS AT LAW LLP 12434 Cedar Road Cleveland, OH 44106 Tel.: (216) 229-6088 Fax: (216) 229-6092 gjohnson@scott-scott.com Stephen R. DiPrima Jacob Miller WACHTELL, LIPTON, ROSEN & KATZ 51 West 52nd Street New York, New York 10019 Telephone: (212) 403-1000 Facsimile: (212) 403-2000 SRDiPrima@wlrk.com JMiller@wlrk.com 48. Documentation establishing ownership of Altria common stock must consist of copies of monthly brokerage account statements, or an authorized statement from the objector’s broker containing the information found in an account statement. 49. Unless the Court otherwise directs, no Person shall be entitled to object to the approval of the Settlement, the Judgment to be entered approving the Settlement, the application for a Fee and Expense Award, or otherwise be heard, except by serving and filing a written objection and supporting papers as prescribed above. Any Person who fails to object in the manner described above shall be deemed to have waived the right to object to any aspect of the proposed Settlement and the Fee and Expense Award (including any right of appeal or collateral attack); be forever barred and foreclosed from objecting to the fairness, reasonableness, or adequacy of the Settlement, the Judgment to be entered approving the Settlement, or the Fee and Expense Award; and be deemed to have waived and forever barred and foreclosed from being heard, in this or any other proceeding with respect to any matters concerning the Settlement or the Fee and Expense Award. VIII. ORDER AND FINAL JUDGMENT OF THE COURT Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 88 of 105 PageID# 1614

-14- 50. The Parties will jointly request at the Settlement Hearing that the Court determine and enter the Judgment concluding that the Settlement is fair, reasonable, and adequate, and in the best interests of Altria and Altria’s shareholders. The Judgment shall, among other things: a. Determine that the requirements of Rule 23.1 of the Federal Rules of Civil Procedure and due process have been satisfied in connection with the Notice; b. Approve the Settlement as fair, reasonable, and adequate, and in the best interests of Altria and Altria’s shareholders; c. Dismiss the Federal Action with prejudice on the merits, as against any and all Defendants, without costs except as provided in the Stipulation; and d. Rule upon Plaintiffs’ Counsel’s application for the Fee and Expense Award and Service Awards. IX. SCOPE OF THIS NOTICE 51. This Notice does not purport to be a comprehensive description of the Actions, the terms of the Settlement, or the Settlement Hearing. For the full details of the Federal Action and the Actions, Current Altria Shareholders may inspect the pleadings, the Stipulation, and the orders entered by the Court and are referred to the office of the Clerk of Court, 701 East Broad Street, Richmond, VA 23219. The Stipulation is also available on the “Investor Relations” page of Altria’s corporate website at http://investor.altria.com/. 52. If you have questions regarding the Settlement, you may call the following counsel for Plaintiffs: Kip B. Shuman SHUMAN, GLENN & STECKER 100 Pine Street, Ste. 1250 San Francisco, CA 94111 Tel.: (303) 861-3003 Fax: (303) 536-7849 kip@shumanlawfirm.com Geoffrey M. Johnson SCOTT+SCOTT ATTORNEYS AT LAW LLP 12434 Cedar Road Cleveland, OH 44106 Tel.: (216) 229-6088 Fax: (216) 229-6092 gjohnson@scott-scott.com Form and substance approved by Court Order dated _____________ ___, 2022 Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 89 of 105 PageID# 1615

Exhibit D Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 90 of 105 PageID# 1616

UNITED STATES DISTRICT COURT EASTERN DISTRICT OF VIRGINIA Richmond Division IN RE ALTRIA GROUP, INC. DERIVATIVE LITIGATION Lead Case No. 3:20-cv-00772 (DJN) SUMMARY NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS TO: ALL PERSONS AND ENTITIES WHO HOLD ALTRIA GROUP, INC. COMMON STOCK AS OF OCTOBER 18, 2022. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE ACTIONS. YOU ARE HEREBY NOTIFIED that this Summary Notice relates to a proposed settlement (“Settlement”) of the following derivative actions: In re Altria Group, Inc. Deriv. Litig., Lead Case No. 3:20-cv-00772 (DJN) (E.D.Va.) (the “Federal Action”), In re Altria Group, Inc. Deriv. Litig., Case No. CL20-7051 (the “Consolidated State Action”), Cohen v. Willard, Case No. CL20-7051, Braunstein v. Gifford, Case No. CL21-3490, Lopez v. Casteen, Case No. CL21-4137, Dalton v. Surgner, Case No. CL21-5548, and McCollum v. Gifford, Case No. CL21-5732, pending in the Virginia Circuit Court of Henrico County, and Merritts v. Casteen, et al., Case No. CL21-1093, pending in the Virginia Circuit Court of Albemarle County (collectively, the “State Actions,” and, together with the Federal Action, the “Litigations”), as well as certain litigation demands and demands to inspect Altria Group, Inc.’s (“Altria” or the “Company”) books and records under Virginia law made by Altria shareholders (the “Demands,” and together with the Litigations, the “Actions”). If the Court approves the proposed Settlement, you will be forever barred from contesting the fairness, adequacy, and reasonableness of the proposed Settlement and from pursuing the Released Plaintiffs’ Altria Claims and the Released Plaintiffs’ JLI Claims. YOU ARE HEREBY NOTIFIED that the terms and conditions of the proposed Settlement are set out in an Amended Stipulation and Agreement of Settlement entered into on October 18, 2022 (the “Stipulation”). A more detailed description of the Actions and the Settlement are set forth in the Stipulation as well as the full Notice of Pendency and Proposed Settlement of Derivative Actions (“Notice”), both of which are publicly available for review on the “Investor Relations” page of Altria’s corporate website, at http://investor.altria.com/. All capitalized terms used in this Summary Notice that are not otherwise defined herein have the meanings provided in the Stipulation and/or Notice. In consideration of the Settlement and the releases provided therein, and subject to the terms and conditions of the Stipulation, in summary Altria has agreed to implement and maintain certain funding, policy, and governance measures relating to youth tobacco usage prevention and M&A transaction oversight. Altria commits, among other things, to: (i) new funding of $117 million over no more than five (5) years, with a minimum spend of $20 million each fiscal year to satisfy the Funding Commitment; (ii) certain Measurables; (iii) the engagement of an Independent Monitor in connection with certain of the Altria Commitments; (iv) certain Policy Commitments, including (1) keeping in place its corporate goals with a target date of 2025 of leading the tobacco industry in preventing underage use of products for adults 21 and over, and contributing to the healthy development of youth ages 12-18, and (2) Altria’s Standards for Underage Use Prevention; and (v) certain Corporate Governance Commitments, including (1) formalizing the structure and composition of Altria’s Underage Use Prevention Steering Committee (“Steering Committee”); (2) scheduling an internal audit of the Steering Committee’s activities once every two (2) years; (3) requiring the Chairperson of the Steering Committee to make at least semi-annual Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 91 of 105 PageID# 1617

-2- presentations on the work of the Steering Committee to the Nominating, Corporate Governance, and Social Responsibility Committee, and at least annual presentations to the full Board; (4) maintaining Altria’s management-level Disclosure Committee; (5) amending its Finance Committee Charter to provide that the Finance Committee shall have the authority and responsibility to review the Company’s strategy regarding mergers, acquisitions, investments, and dispositions with management; and (6) mandating that each potential investment in, or acquisition of, a business involving a tobacco products- related business be evaluated for legal-regulatory, financial, business and reputational risks relating to underage use. Altria and JLI each commit to the JLI/Altria Meeting Commitments, including semi- annual meetings between Altria and JLI to discuss their respective company’s ongoing youth tobacco prevention initiatives, including as they relate to e-vapor use, reports of which will be delivered to Altria and JLI’s respective senior management, and (with respect to Altria only) to Altria’s Nominating, Corporate Governance and Social Responsibility Committee as well as Altria’s Steering Committee. Such reforms will be in place for no less than five (5) years from the Effective Date of the Settlement, as described in the Stipulation (unless otherwise noted therein). A complete and more detailed description of the consideration and settlement terms can be located in the Stipulation and Exhibits thereto. A hearing will be held on ___________________ at _______.m., either in person at the United States District Court for the Eastern District of Virginia, 701 East Broad Street, Richmond, VA 23219 (the “Settlement Hearing”), or by telephone or video conference (at the discretion of the Court), to consider whether the Judgment, substantially in the form of Exhibit E to the Stipulation, should be entered: (i) finally approving the terms of the Settlement as fair, reasonable, and adequate and in the best interests of Altria and Altria’s shareholders; (ii) dismissing with prejudice the Federal Action against Defendants pursuant to the terms of the Stipulation; and (iii) ruling upon Federal Co-Lead Plaintiffs’ Counsel’s application for a Fee and Expense Award and Service Awards. Any updates regarding the Settlement Hearing, including any changes to the date or time of the hearing or updates regarding in-person or remote appearances at the hearing, will be posted to the docket of the Court. If you owned Altria common stock as of October 18, 2022 and continue to hold such common stock as of the date of the Settlement Hearing, you may, if you wish, appear at the Settlement Hearing to show cause why the proposed Settlement, Judgment, and Federal Co-Lead Plaintiffs’ Counsel’s application for the Fee and Expense Award and Service Awards should not be approved and entered. Any such objections must be filed with the Court and served on Federal Co-Lead Plaintiffs’ Counsel and counsel for Altria no later than _________, 2022, in accordance with the instructions set forth in the Notice. PLEASE NOTE: Because the Settlement involves the resolution of shareholder derivative actions, which were brought on behalf of and for the benefit of the Company, the benefits from the Settlement will go to Altria. Current Altria Shareholders will not receive any direct payment from the Settlement. ACCORDINGLY, THERE IS NO PROOF OF CLAIM FORM FOR SHAREHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT. SHAREHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS SUMMARY NOTICE. Questions regarding this Summary Notice, the Actions, and the Settlement should be made to the following counsel for Federal Plaintiffs: Kip B. Shuman SHUMAN, GLENN & STECKER 100 Pine Street, Ste. 1250 San Francisco, CA 94111 Tel.: (303) 861-3003 Fax: (303) 536-7849 kip@shumanlawfirm.com Geoffrey M. Johnson SCOTT+SCOTT ATTORNEYS AT LAW LLP 12434 Cedar Road Cleveland, OH 44106 Tel.: (216) 229-6088 Fax: (216) 229-6092 gjohnson@scott-scott.com By Order of the Court Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 92 of 105 PageID# 1618

Exhibit E Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 93 of 105 PageID# 1619

UNITED STATES DISTRICT COURT EASTERN DISTRICT OF VIRGINIA Richmond Division IN RE ALTRIA GROUP, INC. DERIVATIVE LITIGATION Lead Case No. 3:20-cv-00772 (DJN) [PROPOSED] ORDER AND FINAL JUDGMENT WHEREAS, shareholder derivative litigation is pending in this Court entitled In re Altria Group, Inc. Deriv. Litig., Lead Case No. 3:20-cv-00772 (DJN) (the “Federal Action”); WHEREAS, shareholder derivative litigation entitled In re Altria Group, Inc. Deriv. Litig., Case No. CL20-7051 (the “Consolidated State Action”), Cohen v. Willard, Case No. CL20-7051, Braunstein v. Gifford, Case No. CL21-3490, Lopez v. Casteen, Case No. CL21-4137, Dalton v. Surgner, Case No. CL21-5548, and McCollum v. Gifford, Case No. CL21-5732 is pending in the Virginia Circuit Court of Henrico County, and Merritts v. Casteen, et al., Case No. CL21-1093 is pending in the Virginia Circuit Court of Albemarle County (collectively the “State Actions”) (together with the Federal Action, the “Litigations”); WHEREAS, Altria Group, Inc. (“Altria” or the “Company”) shareholders, including Eric Gilbert (“Gilbert”), Thomas Sandys (“Sandys”), David Hamilton (“Hamilton”), Maria Cecilia Lorca (“Lorca”) (collectively with Gilbert, Sandys, and Hamilton, the “Federal Plaintiffs”), Lawrence B. and Minda W. Cohen (the “Cohens”), Edward Ashi Braunstein (“Braunstein”), Jerry E. Dalton (“Dalton”), Portia McCollum (“McCollum”), Richard Merritts (“Merritts”) (collectively with the Cohens, Braunstein, Dalton, McCollum, and Eugene Lopez, the “State Plaintiffs,” and, collectively with the Federal Plaintiffs, the “Plaintiffs”), John Pietrobon (“Pietrobon”), Linwood W. Jones (“Jones”), Margaret A. Randolph (“Randolph”), the Margaret A. Randolph Revocable Trust U/A 03/06/97 (the “Randolph Trust”), James Rizzolo (“Rizzolo”), and Jonathan Raul Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 94 of 105 PageID# 1620

-2- (“Raul”), have made shareholder litigation and books-and-records demands on behalf of or against Altria (the “Demands,” and together with the Litigations, the “Actions”); WHEREAS, (1) the Plaintiffs; (2) Altria and all current and former Altria officers, directors, and employees named in any of the Actions, including Dinyar S. Devitre (“Devitre”); Debra J. Kelly-Ennis (“Kelly-Ennis”); W. Leo Kiely III (“Kiely”); Kathryn B. McQuade (“McQuade”); George Muñoz (“Muñoz”); John T. Casteen III (“Casteen”); Mark E. Newman (“Newman”); Nabil Y. Sakkab (“Sakkab”); Virginia E. Shanks (“Shanks”); Ellen R. Strahlman (“Strahlman”); the estate of Thomas F. Farrell II (“Farrell”); William F. Gifford, Jr. (“Gifford”); Howard A. Willard III (“Willard”); Kevin C. Crosthwaite, Jr. (“Crosthwaite”); W. Hildebrandt Surgner, Jr. (“Surgner”); Jody L. Begley (“Begley”); and Ivan S. Feldman (“Feldman”) (collectively, the “Altria Defendants”); and (3) Juul Labs, Inc. (“JLI”), and all current and former JLI officers, directors, employees, and investors named in any of the Actions, including: Adam Bowen (“Bowen”); James Monsees (“Monsees”); Kevin Burns (“Burns”); Riaz Valani (“Valani”); Nicholas J. Pritzker (“Pritzker”); and Hoyoung Huh (“Huh”) (the “JLI Defendants,” and together with the Altria Defendants, the “Defendants”) (together with the Plaintiffs, the “Parties”) have entered into the Amended Stipulation and Agreement of Settlement (the “Stipulation”) dated October 18, 2022, which sets forth the terms and conditions of the proposed settlement (the “Settlement”) that provides for a complete dismissal with prejudice of the Litigations, withdrawal of the Demands, and the release of the Released Claims on the terms and conditions set forth therein, subject to the approval of this Court; WHEREAS, by Order dated _______ 2022, (“Preliminary Approval Order”), this Court: (i) preliminarily approved the Settlement; (ii) ordered that notice of the proposed Settlement be provided to Current Altria Shareholders; (iii) provided any Person who owned Altria stock as of October 18, 2022, and continued to hold such Altria common stock as of the date of the Settlement Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 95 of 105 PageID# 1621

-3- Hearing with the opportunity to object to the proposed Settlement and/or Federal Co-Lead Plaintiffs’ Counsel’s application for a Fee and Expense Award and Service Awards; and (iv) scheduled a hearing regarding final approval of the Settlement (“Settlement Hearing”); WHEREAS, on ____________________, after full briefing, the Court held the Settlement Hearing to consider, among other things, whether Judgment should be entered: (i) finally approving the terms of the Settlement as fair, reasonable, and adequate; (ii) dismissing with prejudice the Federal Action against Defendants pursuant to the terms of the Stipulation; and (iii) ruling upon Federal Co-Lead Plaintiffs’ Counsel’s application for a Fee and Expense Award and Service Awards; Reasonable and adequate notice having been given to Current Altria Shareholders as required in the Preliminary Approval Order, and the Court having considered all of the papers filed and proceedings had in this matter and otherwise being fully informed and good cause appearing therefor, IT IS HEREBY ORDERED, ADJUDGED AND DECREED that: 1. This Judgment incorporates by reference the definitions in the Stipulation and, unless otherwise defined in this Judgment, all capitalized terms used in this Judgment shall have the same meaning as set forth in the Stipulation. 2. The Court has jurisdiction over the subject matter of the Actions, including all matters necessary to effectuate the Settlement, and over all Parties. 3. The Court finds that: (a) the publication of the Summary Notice in the Wall Street Journal, the filing of the Stipulation and Notice with the SEC on Form 8-K, and the publication of the Stipulation and Notice on the “Investor Relations” page of Altria’s corporate website were implemented in accordance with the Preliminary Approval Order and (b) the method of providing notice of the Settlement and the Settlement Hearing set forth in the Preliminary Approval Order: (i) constitutes notice that is reasonably calculated, under the circumstances, to apprise Current Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 96 of 105 PageID# 1622

-4- Altria Shareholders of the pendency of the Actions, of the effect of the proposed Settlement (including the releases to be provided thereunder), of their right to object to the Settlement and/or Federal Co-Lead Plaintiffs’ Counsel’s application for a Fee and Expense Award and Service Awards, and of their right to appear at the Settlement Hearing; (ii) constitutes due, adequate, and sufficient notice to all Persons entitled to receive notice of the proposed Settlement; and (iii) fully satisfies the requirements of Rule 23.1(c) of the Federal Rules of Civil Procedure and the requirements of due process. 4. The Court finds that the Settlement set forth in the Stipulation is fair, reasonable, and adequate as to each of the Parties, and hereby finally approves the Settlement in all respects, finds that the Settlement set forth in the Stipulation provides substantial benefits to the Plaintiffs, to Altria and to Current Altria Shareholders, and orders the Parties to perform its terms to the extent the Parties have not already done so. 5. The Federal Action, all claims contained therein, and the Released Claims, are hereby ordered compromised, settled, released, discharged, and dismissed on the merits and with prejudice by virtue of the proceedings in the Federal Action and this Judgment. The Parties are each to bear their own costs, except as otherwise provided in the Stipulation and in connection with any Fee and Expense Award and Service Awards approved by the Court. 6. The terms of the Stipulation and of this Judgment shall be forever binding on the Parties and all Current Altria Shareholders, as well as their respective successors and assigns. Any Current Altria Shareholder who has not timely submitted any actual or potential objection to the Settlement in the manner provided in the Notice is deemed to have waived the right to object to any aspect of the proposed Settlement and the Fee and Expense Award and Service Awards (including any right of appeal or collateral attack); is forever barred and foreclosed from objecting to the fairness, reasonableness, or adequacy of the Settlement, the Judgment to be entered Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 97 of 105 PageID# 1623

-5- approving the Settlement, or the Fee and Expense Award and Service Awards; and is deemed to have waived and forever barred and foreclosed from being heard, in this or any other proceeding with respect to any matters concerning the Settlement or the Fee and Expense Award and Service Awards. 7. The Court orders that the releases set forth in the Stipulation shall be effective as of the Effective Date. Accordingly, the Court orders that: a. Upon the Effective Date, Plaintiffs and each and every other Altria shareholder, in their capacities as such, derivatively on behalf of Altria, and on behalf of themselves and their respective agents, spouses, heirs, executors, administrators, personal representatives, predecessors, successors, transferors, transferees, representatives, and assigns, in their capacities as such (“Shareholder Releasors”), and Altria directly, shall be deemed to have, and by operation of law and Final Order and Judgment shall have, completely, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed with prejudice the Released Plaintiffs’ Altria Claims against the Altria Releasees. b. Upon the Effective Date, Shareholder Releasors and Altria directly shall be deemed to have, and by operation of law and Final Order and Judgment shall have, completely, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed with prejudice the Released Plaintiffs’ JLI Claims against the JLI Releasees. c. Upon the Effective Date, the Released Defendants shall be deemed to have, and by operation of law and Final Order and Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Defendants’ Claims against the Released Plaintiffs and shall be forever enjoined from prosecuting the Released Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 98 of 105 PageID# 1624

-6- Defendants’ Claims, excluding claims relating to the enforcement or effectuation of the Settlement or Final Order and Judgment. d. “Released Plaintiffs’ Altria Claims” means any and all claims, rights, demands, obligations, controversies, debts, disputes, damages, losses, actions, causes of action, issues, liabilities, and charges of any kind or nature whatsoever, whether in law or equity, including both known claims and Unknown Claims, suspected or unsuspected, accrued or unaccrued, fixed or contingent, liquidated or unliquidated, matured or unmatured, foreseen or unforeseen, whether arising under federal or state statutory or common law, or any other law, rule, or regulation, whether foreign or domestic, against the Altria Releasees, that (i) were asserted in any of the complaints filed in the Actions or in any Demands, or (ii) could have been asserted by Altria directly, by Plaintiffs directly, or by Plaintiffs or any other Altria shareholder derivatively on behalf of Altria in any court, tribunal, forum, or proceeding, arising out of, relating to, based upon, or involving, directly or indirectly, any of the facts, allegations, practices, events, claims, disclosures, non- disclosures, occurrences, representations, statements, matters, transactions, conduct, actions, failures to act, omissions, or circumstances that were alleged or referred to in any of the complaints filed in the Actions or in any Demands, including, without limitation, any such claims based in whole or in part on any allegations relating to Altria’s investment in JLI or made in any of the following actions or proceedings: (1) Klein, et al. v. Altria Group, Inc., et al., Case No. 3:20-cv-00075-DJN (E.D. Va.), (2) In the Matter of Altria Group, Inc., Docket No. 9393 (F.T.C.), (3) In re: Juul Labs, Inc., Marketing, Sales Practice, and Products Liability Litigation, Case No. 3:19-md-02913-WHO (N.D. Cal.), or (4) any government investigations, actions, or proceedings referenced in the Actions. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 99 of 105 PageID# 1625

-7- e. “Released Plaintiffs’ JLI Claims” means any and all claims or demands, whether in law or equity, and whether arising under federal or state statutory or common law, or any other law, rule, or regulation, whether foreign or domestic, against the JLI Releasees, that: (i) were asserted on behalf of Altria in any of the complaints filed in the Actions or in any Demands (except claims for contribution or indemnification as provided in the Stipulation); or (ii) are for aiding, abetting, or otherwise facilitating the alleged breaches of fiduciary duty by the Altria Releasees set forth in any of the complaints filed in the Actions or any Demands. f. “Released Defendants” means: (i) Defendants and Defendants’ counsel; (ii) the current and former parents (including general or limited partners), affiliates, subsidiaries, successors, predecessors, assigns, and assignees of each of the Defendants and Defendants’ counsel; and (iii) all of the former or current agents, controlling persons, principals, members, managers, managing members, direct or indirect equity holders, employees, officers, directors, trustees, predecessors, successors, attorneys, heirs, insurers, reinsurers, co-insurers, underwriters, accountants, auditors, consultants, other representatives, servants, respective past or present family members, spouses, agents, fiduciaries, corporations, bankers, estates, and advisors of each person and/or entity listed in (i) and (ii), in their capacities as such, and each of their current and former officers, directors, employees, parents, affiliates, subsidiaries, successors, predecessors, assigns, and assignees, in their capacities as such. g. “Unknown Claims” means any and all Released Claims that any of the Parties or any Altria shareholder does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, including claims which, if known by him, her, or it, might have affected his, her, or its decision to settle or the terms of his, her, or its Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 100 of 105 PageID# 1626

-8- settlement with and releases provided to the other Parties, or might have affected his, her, or its decision not to object to this Settlement. With respect to any and all Released Plaintiffs’ Altria Claims, the Parties stipulate and agree that, upon the Effective Date, the Parties shall expressly waive, and, with respect to Released Plaintiffs’ Altria Claims that could have been asserted derivatively by an Altria shareholder, all other Altria shareholders by operation of the Court’s judgment shall have expressly waived, the provisions, rights, and benefits of California Civil Code § 1542, or any other law of the United States or any state or territory of the United States, or principle of common law that is similar, comparable, or equivalent to Section 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. The Parties and each Current Altria Shareholder may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity, but the Parties and each other Current Altria Shareholder derivatively on behalf of the Company shall expressly, fully, finally and forever settle and release, and upon the Effective Date and by operation of the Judgment shall have settled and released, fully, finally, and forever, any and all Released Claims as applicable without regard to the subsequent discovery or existence of such Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 101 of 105 PageID# 1627

-9- different or additional facts. The Parties acknowledge, and the Current Altria Shareholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part. h. “Released Defendants’ Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, judgments, defenses, counterclaims, offsets, decrees, matters, issues, and controversies of any kind, nature, or description whatsoever, whether known or unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims, which were or which could have been asserted by any of the Defendants in any court, tribunal, forum, or proceeding, whether based on state, local, foreign, federal, statutory, regulatory, common, or other law or rule, and which are based upon, arise out of, relate in any way to, or involve, directly or indirectly, the commencement, prosecution, defense, mediation, or settlement of the Actions, including, but not limited to, discovery produced in the Actions. For the avoidance of doubt, the Released Defendants’ Claims shall not include any claims to enforce this Settlement, Final Order and Judgment, or any other document memorializing the Settlement of the Actions and shall not include claims, if any, that any Party may have against its insurer with respect to any payment obligations under this Settlement. i. “Released Plaintiffs” means Plaintiffs, Plaintiffs’ Counsel, Altria shareholder(s), and any and all of their former or current agents, parents, controlling persons, general or limited partners, members, managers, managing members, direct or Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 102 of 105 PageID# 1628

-10- indirect equity holders, subsidiaries, affiliates, employees, officers, directors, predecessors, successors, attorneys, heirs, assigns, insurers, reinsurers, consultants, other representatives, servants, respective past or present family members, spouses, agents, fiduciaries, partners, corporations, direct or indirect affiliates, bankers, estates, and advisors, in their capacities as such. Notwithstanding anything to the contrary herein, none of Altria or any of Altria’s controlled affiliates shall be Released Plaintiffs. j. “Released Persons” means, collectively, the Released Defendants and the Released Plaintiffs. “Released Person” means, individually, any of the Released Persons. 8. All Demands are hereby deemed withdrawn. 9. Upon the Effective Date, Shareholder Releasors shall be forever enjoined from pursuing or prosecuting against the Altria Releasees or the JLI Releasees any and all Released Plaintiffs’ Altria Claims and any and all Released Plaintiffs’ JLI Claims, and any other derivative litigation or demands, including books-and-records demands, arising out of or relating to any of the facts, allegations, practices, events, claims, disclosures, non-disclosures, occurrences, representations, statements, matters, transactions, conduct, actions, failures to act, omissions, or circumstances that were alleged or referred to in any of the complaints filed in the Actions or in any Demands. 10. Neither this Judgment, nor the Stipulation (including any exhibits attached thereto), nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is or may be deemed to be or may be offered, attempted to be offered, or used or referred to in any way by the Parties as a presumption, a concession, an admission, or evidence of any fault, wrongdoing, or liability of any of the Parties or of the validity of any Released Claims; or (ii) is or may be deemed to be or may be used as a presumption, concession, admission, or evidence of any liability, fault, or omission of any of the Released Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 103 of 105 PageID# 1629

-11- Persons in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal. Neither this Judgment, nor the Stipulation, nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Released Persons may file the Stipulation and/or this Judgment in any action or proceeding that may be brought against them to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim. 11. The Court hereby awards a Fee & Expense Award in the amount of $__________, which amount the Court finds to be fair and reasonable and which shall be paid to Plaintiffs’ Counsel in accordance with the terms of the Stipulation. Plaintiffs are each hereby awarded service awards in the amount of $__________, which the Court finds to be fair and reasonable. Each such service award shall be paid out of the Fee and Expense Award allocated to such Plaintiffs’ Counsel in accordance with the terms of the Stipulation. The entire amount of the Fee and Expense Award shall remain in the escrow account until the later of (i) the Effective Date or (ii) the date upon which the award of any Fee and Expense Award or Service Awards has become final and non- appealable. 12. Without further approval from the Court, the Parties are hereby authorized to agree to and adopt such amendments or modifications of the Stipulation or any exhibits attached thereto, to effectuate the Settlement that: (i) are not materially inconsistent with this Judgment; and (ii) do not materially limit the rights of Altria or Current Altria Shareholders in connection with the Settlement. Without further order of the Court, the Parties may agree to reasonable extensions of time to carry out any provisions of the Settlement. Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 104 of 105 PageID# 1630

-12- 13. The Court retains jurisdiction to consider and resolve any disputes that may arise in connection with any amendment or modification (as permitted in the Stipulation) and with respect to the interpretation, implementation, and enforcement of the terms of the Stipulation and implementation and enforcement of the Settlement. 14. This Judgment is a final, appealable judgment and shall be entered forthwith by the Clerk in accordance with Rule 58 of the Federal Rules of Civil Procedure. IT IS SO ORDERED this ____ day of ____________, 2022. ______________________________ DAVID J. NOVAK UNITED STATES DISTRICT JUDGE Case 3:20-cv-00772-DJN Document 140-1 Filed 10/18/22 Page 105 of 105 PageID# 1631